                                                                    EXHIBIT 99.1


                                   [GRAPHIC]

                                    Mack-Cali
                               Realty Corporation




                               THIRD QUARTER 2001

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA

    THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA IS NOT AN OFFER TO SELL OR SOLICITATION TO BUY ANY SECURITIES OF THE COMPANY. ANY OFFERS TO SELL OR
      SOLICITATIONS OF THE COMPANY SHALL BE MADE BY MEANS OF A PROSPECTUS.









--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                      INDEX
                                      -----

                                                                        PAGE/S

I.  COMPANY BACKGROUND
o     About the Company/Other Corporate Data..............................5
o     Board of Directors/Executive Officers...............................6
o     Equity Research Coverage/Company Contact Information................7

II.  FINANCIAL HIGHLIGHTS
o     Quarterly Summary...................................................9
o     Property Sales/Acquisitions/Development............................10
o     Financing Activities/Leasing Information...........................11
o     Key Financial Data.................................................12
o     Same-Store Results and Analysis....................................13
o     Unconsolidated Joint Ventures Summary...........................14-17
o     Select Financial Ratios............................................18
o     Debt Analysis:
      o     Debt Breakdown/Future Repayments.............................19
      o     Debt Maturities..............................................20
      o     Debt Detail..................................................21

III.  FINANCIAL STATEMENTS
o     Consolidated Statements of Operations..............................23
o     Consolidated Balance Sheets........................................24
o     Consolidated Statement of Changes in Stockholders' Equity..........25
o     Statements of Funds from Operations and Cash Available for
      Distribution.......................................................26
o     Reconciliation of Basic-to-Diluted Shares/Units....................27

IV.  VALUE CREATION PIPELINE
o     Operating Property Acquisitions ...................................29
o     Properties Placed in Service.......................................30
o     Acquisition Property Profiles...................................31-32
o     Summary of Construction Projects/Summary of Development
      Properties in Lease-Up.............................................33
o     Summary of Land Parcels............................................34
o     Rental Property Sales..............................................35

V.  PORTFOLIO/ LEASING STATISTICS
o     Leasing Statistics..............................................37-42
o     Market Diversification (MSA's).....................................43
o     Industry Diversification (Top 30 Tenant Industries)................44
o     Consolidated Portfolio Analyses:
      BREAKDOWN BY:
      (a) Number of Properties...........................................45
      (b) Square Footage.................................................46
      (c) Base Rental Revenue............................................47
      (d) Percentage Leased..............................................48
o     Consolidated Property Listing (by Property Type)................49-59
o     Significant Tenants (Top 20 Tenants)...............................60
o     Schedules of Lease Expirations (by Property Type)...............61-64




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                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

Estimates of future Funds From Operations per share are by definition, and certain other matters discussed in this literature may constitute, forward-looking statements within the meaning of the Federal Securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office, office/flex and industrial/warehouse properties; interest rate levels; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K, and annual reports on Form 10-K.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                             I. COMPANY BACKGROUND
                             ---------------------










--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                             I. COMPANY BACKGROUND

                                ABOUT THE COMPANY

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $3.9 billion at September 30, 2001. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 269 properties, primarily class A office and office/flex buildings, totaling approximately 28.7 million square feet, serving as home to over 2,400 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 9.3 million square feet of additional commercial space.

                                     HISTORY

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry--most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company--Mack-Cali has become one of the leading real estate companies in the country.

                                    STRATEGY

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

                                     SUMMARY
                           (AS OF SEPTEMBER 30, 2001)

                  Corporate Headquarters              Cranford, New Jersey
                  Fiscal Year End                     12/31
                  Total Properties                    269
                  Total Square Feet                   28.7 million square feet
                  Geographic Diversity                10 states and the District
                                                        of Columbia

                  New Jersey Presence                 14.4 million square feet
                  Northeast Presence                  22.5 million square feet
                  Common Shares and
                       Units Outstanding              70.6 million
                  Dividend-- Quarter/Annualized       $0.62/$2.48
                  Dividend Yield                      8.0%
                  Total Market Capitalization         $3.9 billion
                  Insider Ownership                   17.7%
                  Senior Debt Rating                  BBB (S&P and Fitch);
                                                        Baa3 (Moody's)




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                               BOARD OF DIRECTORS

              William L. Mack, CHAIRMAN OF THE BOARD

              John J. Cali, CHAIRMAN EMERITUS     Earle I. Mack

              Brendan T. Byrne                    Alan G. Philibosian

              John R. Cali                        Irvin D. Reid

              Nathan Gantcher                     Vincent Tese

              Martin D. Gruss                     Robert F. Weinberg

              Mitchell E. Hersh                   Roy J. Zuckerberg








                               EXECUTIVE OFFICERS

            Mitchell E. Hersh, CHIEF EXECUTIVE OFFICER

            Timothy M. Jones, PRESIDENT

            Barry Lefkowitz, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
            OFFICER

            Roger W. Thomas, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

            Michael A. Grossman, EXECUTIVE VICE PRESIDENT




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                            EQUITY RESEARCH COVERAGE
                            ------------------------


BANC OF AMERICA MONTGOMERY                     LEHMAN BROTHERS
Lee T. Schalop/ Alexis Hughes                  David Shulman/Stuart Axelrod
(212) 847-5677/ (212) 847-5705                 (212) 526-3413/ (212) 526-3410

BEAR, STEARNS & CO., INC.                      MERRILL LYNCH
Ross Smotrich                                  Rahul Bhattacharjee/Steve Sakwa
(212) 272-8046                                 (212) 449-1920/ (212) 449-0335

CS FIRST BOSTON                                MORGAN STANLEY DEAN WITTER
Lawrence Raiman                                Gregory Whyte
(212) 538-2380                                 (212) 761-6331

DEUTSCHE BANC ALEX. BROWN                      PRUDENTIAL SECURITIES
Louis Taylor                                   James Sullivan/Michael Marron
(212) 469-4912                                 (212) 778-2515/ (212) 778-1724

FRIEDMAN, BILLINGS, RAMSEY & CO.               SALOMON SMITH BARNEY
David Loeb                                     Jonathan Litt/ Gary Boston
(703) 469-1289                                 (212) 816-0231/ (212) 816-1383

GOLDMAN SACHS                                  WACHOVIA SECURITIES
Jim Kammert                                    Christopher Haley
(212) 855-0670                                 (443)263-6773

GREEN STREET ADVISORS
James Sullivan
(949) 640-8780




                           COMPANY CONTACT INFORMATION

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
PHONE: (908) 272-8000  WEB:       www.mack-cali.com
                                  -----------------
FAX: (908) 272-6755    E-MAIL:   investorrelations@mack-cali.com
                                 -------------------------------



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                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                            II. FINANCIAL HIGHLIGHTS
                            ------------------------









--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                            II. FINANCIAL HIGHLIGHTS

                                QUARTERLY SUMMARY

Funds from operations (FFO), after adjustment for straight-lining of rents and non-recurring charges, for the quarter ended September 30, 2001 amounted to $64.3 million, or $0.91 per share, versus $65.0 million, or $0.89 per share, for the quarter ended September 30, 2000, a per share increase of 2.2 percent. For the nine months ended September 30, 2001, FFO, after adjustment for straight-lining of rents and non-recurring charges, amounted to $194.2 million, or $2.73 per share, versus $197.5 million, or $2.70 per share, for the same period last year, a per share increase of 1.1 percent.

Cash available for distribution (CAD) for the third quarter 2001 equaled $53.5 million, or $0.76 per share, versus $53.6 million, or $0.73 per share, for the same quarter last year, an increase of 4.1 percent on a per share basis. For the nine months ended September 30, 2001, CAD equaled $165.3 million, or $2.33 per share, versus $163.1 million, or $2.23 per share, for the same period last year, an increase of 4.5 percent on a per share basis.

Total revenues for the third quarter 2001 increased $2.5 million to $145.9 million from $143.4 million for the same quarter last year, a 1.7 percent increase. For the nine months ended September 30, 2001, total revenues amounted to $440.8 million, an increase of 2.0 percent over total revenues of $432.3 million for the same period last year.

Income from operations before minority interest in Operating Partnership for the third quarter 2001 equaled $43.0 million, or $0.61 per share, versus $44.5 million, or $0.61 per share, for the same quarter last year. Income from operations before minority interest in Operating Partnership for the nine months ended September 30, 2001 equaled $133.7 million, or $1.89 per share, versus $134.3 million, or $1.83 per share, for the same period last year, a per share increase of 3.3 percent. Income from operations before minority interest in Operating Partnership excludes realized gains and unrealized losses on disposition of rental property and non-recurring charges.

All per share amounts presented are on a diluted basis; basic per share information is included in the accompanying financial tables.

The Company had 56,333,692 shares of common stock, 7,955,525 common operating partnership units and 220,340 $1,000-face-value preferred operating partnership units outstanding at quarter end. The outstanding preferred units are convertible into 6,359,019 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 70,648,236 shares/common units outstanding at September 30, 2001.

As of September 30, 2001, the Company had total indebtedness of approximately $1.71 billion, with a weighted average annual interest rate of 7.2 percent. Mack-Cali had a total market capitalization of $3.9 billion and a debt-to-undepreciated assets ratio of 41.9 percent at September 30, 2001. The Company had an interest coverage ratio of 3.4 times for the quarter ended September 30, 2001.

The Company continues to focus its efforts on its strategy of selling non-core and non-strategic assets and using the proceeds to enhance its presence in the Northeast and Mid-Atlantic regions.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                 PROPERTY SALES

During the quarter, the Company sold three office properties for total proceeds of approximately $81.5 million, as follows:

- In July, Preston Centre, a 95,509 square-foot office building located in Dallas, Texas, was sold for approximately $9.1 million;

- In August, Century III, a 72,265 square-foot office building located in West Des Moines, Iowa, was sold for approximately $5.4 million. Century III was the Company's sole asset in Iowa; and

- In September, 1709 New York Avenue, NW, a 166,000 square-foot office building located in Washington, D.C., was sold for approximately $67.0 million.

For the nine months ended September 30, 2001, the Company sold a total of seven office properties, aggregating 1,033,837 square feet, and a 327-unit multi-family, residential complex, for total sales proceeds of approximately $215.1 million.

                                  ACQUISITIONS

In August, the Company added to its significant presence in Westchester County, New York, with the acquisitions of 5 and 6 Skyline Drive, two office/flex properties located in the Mid-Westchester Executive Park in Hawthorne, New York. The properties, which aggregate 168,177 square feet, were acquired for approximately $14.7 million. With the acquisition, the Company owns 69 office and office/flex properties, aggregating approximately 4.7 million square feet in Westchester County, New York.


                                   DEVELOPMENT

Progress continues on the Company's three development projects at its Harborside Financial Center, located on the Hudson River Waterfront in Jersey City, New Jersey, as follows:

- Plaza 5, a 34-story, 980,000 square-foot class A office tower with a 1,270-car parking garage pedestal, is under construction and due to be completed by the end of 2002. The project is approximately 40 percent pre-leased;

- Plaza 10, a 19-story, 575,000 square-foot class A office building, is expected to be completed in late 2002. The building is 100 percent pre-leased to Charles Schwab & Co., Inc. and will be the site of its newly expanded East Coast regional headquarters; and

- Hyatt Regency South Pier Hotel is a 350-room luxury hotel that is being built on the south pier of Harborside through a joint venture between Mack-Cali and Hyatt. Completion of this project is anticipated by late 2002.

Additionally, in September, the Company commenced construction of a fully pre-leased 33,000 square-foot office/flex building in Elmsford, Westchester County, New York on recently-acquired land.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                              FINANCING ACTIVITIES

In September, the Company raised its quarterly dividend by 1.6 percent to $0.62 per share ($2.48 per share on an annualized basis), effective for the quarter ended September 30, 2001. This increase represented the seventh consecutive year in which the Company has increased its quarterly dividend.

In accordance with the Company's Share Repurchase Program, during the third quarter, the Company purchased 33,800 shares of its outstanding common stock for an aggregate cost of approximately $1.0 million, representing an average price of $28.14 per share. For the nine months ended September 30, 2001, the Company purchased 915,300 shares of its outstanding common stock for an aggregate cost of approximately $25.0 million, representing an average price of $27.28 per share.

                               LEASING INFORMATION

Mack-Cali's consolidated in-service portfolio was 95.1 percent leased at September 30, 2001, compared to 96.3 percent at June 30, 2001.

For the quarter ended September 30, 2001, the Company executed 184 leases totaling 1,057,856 square feet, consisting of 774,198 square feet of office space, 277,211 square feet of office/flex space and 6,447 square feet of industrial space. Of these totals, 229,514 square feet were for new leases and 828,342 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter's leasing transactions include:

- State Street Bank renewed leases totaling 114,500 square feet through 2009 at 500 College Road East in Princeton, New Jersey. 500 College Road East, a 158,235 square-foot class A office property, is 100 percent leased.

- MCI Worldcom Communications renewed its 37,796 square-foot lease for five years at 8 Campus Drive in the Mack-Cali Business Campus in Parsippany, New Jersey. 8 Campus Drive, a 215,265 square-foot class A office property, is 100 percent leased.

- ADT Security Services signed a new 10-year lease for 26,830 square feet at 29 Commerce Way in the Company's Commercenter Business Park in Totowa, New Jersey. 29 Commerce Way, a 48,930 square-foot office/flex property, is 100 percent leased.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                               KEY FINANCIAL DATA
                               ------------------


                                                              AS OF OR FOR THE THREE MONTHS ENDED
----------------------------------------------------------------------------------------------------------------------

                                              9/30/01         6/30/01         3/31/01        12/31/00         9/30/00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SHARES AND UNITS:
----------------
Common Shares Outstanding                  56,333,692      56,299,124      56,961,704      56,980,893      58,698,648
Common Units Outstanding (a)               14,314,544      14,315,544      14,316,544      14,322,744      14,431,329
Combined Shares and Units                  70,648,236      70,614,668      71,278,248      71,303,637      73,129,977
Weighted Average- Basic (b)                64,084,201      64,475,902      64,767,293      65,772,459      66,728,711
Weighted Average- Diluted (c)              70,761,541      71,043,756      71,353,163      72,440,367      73,353,028

COMMON SHARE PRICE ($'S):
------------------------
At the end of the period                      31.0000         28.4800         27.0000         28.5625         28.1875
High during period                            32.0000         28.7000         28.5000         28.8750         28.6250
Low during period                             27.3000         25.7900         25.4900         25.7500         25.0625

MARKET CAPITALIZATION:
---------------------
($'S IN THOUSANDS, EXCEPT RATIOS)
Market Value of Equity (d)                  2,190,095       2,011,106       1,924,513       2,038,535       2,063,276
Total Debt                                  1,714,418       1,720,800       1,662,184       1,628,512       1,534,327
Total Market Capitalization                 3,904,513       3,731,906       3,586,697       3,667,047       3,597,603
Total Debt/ Total Market
  Capitalization                                43.91%          46.11%          46.34%          44.41%          42.65%

FINANCIALS:
----------
($'S IN THOUSANDS, EXCEPT RATIOS
  AND PER SHARE AMOUNTS)
Total Assets                                3,728,839       3,759,919       3,681,059       3,676,977       3,646,162
Gross Book Value of Real Estate Assets      3,736,121       3,781,334       3,711,631       3,704,354       3,673,913
Total Liabilities                           1,854,441       1,873,998       1,803,524       1,774,239       1,693,230
Total Minority Interests                      446,532         448,088         444,848         449,448         453,164
Total Stockholders' Equity                  1,427,866       1,437,833       1,432,687       1,453,290       1,499,768
Total Revenues                                145,912         148,418         146,506         143,903         143,382
Capitalized Interest                            4,680           3,965           3,350           4,042           3,293
Scheduled Principal Payments                      786             769             756             772             685
Interest Coverage Ratio                          3.38            3.46            3.38            3.50            3.65
Fixed Charge Coverage Ratio                      2.55            2.65            2.63            2.62            2.79
Funds from Operations (e)                      64,328          66,172          63,723          64,535          64,984
FFO per Share--diluted (e)                       0.91            0.93            0.89            0.89            0.89
Cash Available for Distribution (f)            53,491          56,312          55,485          51,248          53,591
CAD per Share--diluted (f)                       0.76            0.79            0.78            0.71            0.73
Dividends Declared per Share                     0.62            0.61            0.61            0.61            0.61
FFO Payout Ratio--diluted (e)                   68.20%          65.49%          68.30%          68.47%          68.86%
CAD Payout Ratio--diluted (f)                   82.02%          76.96%          78.45%          86.23%          83.49%

PORTFOLIO SIZE:
--------------
Properties                                        269             269             268             267             268
Total Square Footage                       28,732,553      28,528,468      28,644,723      28,215,060      28,532,779
Sq. Ft. Leased at End of Period (g)              95.1%           96.3%           96.4%           96.8%           96.7%

----------------------------------------------------------------------------------------------------------------------

(a)   Includes preferred units on a converted basis into common units.
(b) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d) Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e) Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(f) Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.
(g) Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                         SAME STORE RESULTS AND ANALYSIS
                         -------------------------------
                             (DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------
                                       FOR THE THREE MONTHS ENDED
                                             SEPTEMBER 30,                                   %
                                          2001            2000             CHANGE          CHANGE
--------------------------------------------------------------------------------------------------------------------
Property Revenues                    $   132,164      $   131,079      $     1,085            0.8
Less: Straight-line rent adjustment        1,454            3,446           (1,992)         (57.8)
                                     --------------------------------------------------------------
Total Property Revenues                  130,710          127,633            3,077            2.4
  (excluding straight-line
  rent adjustment)

Real Estate Taxes                         14,909           14,922              (13)          (0.1)
Utilities                                 10,970           10,806              164            1.5
Operating Services                        14,633           15,243             (610)          (4.0)
                                     --------------------------------------------------------------
Total Property Expenses:                  40,512           40,971             (459)          (1.1)

Net Operating Income                 $    90,198      $    86,662      $     3,536            4.1
                                     ==============================================================

Percentage Leased at
  Period End                                95.2%            96.9%
                                     ==============================

Total Properties:                            246

Total Square Footage:                 25,613,743

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                       FOR THE NINE MONTHS ENDED
                                              SEPTEMBER 30,                                   %
                                          2001            2000             CHANGE          CHANGE
--------------------------------------------------------------------------------------------------------------------
Property Revenues                    $   388,883      $   379,532      $     9,351            2.5
Less: Straight-line rent adjustment        7,913            8,566             (653)          (7.6)
                                     --------------------------------------------------------------
Total Property Revenues                  380,970          370,966           10,004            2.7
  (excluding straight-line
  rent adjustment)

Real Estate Taxes                         41,821           41,421              400            1.0
Utilities                                 30,870           29,306            1,564            5.3
Operating Services                        44,776           45,026             (250)          (0.6)
                                     --------------------------------------------------------------
Total Property Expenses:                 117,467          115,753            1,714            1.5

Net Operating Income                 $   263,503      $   255,213      $     8,290            3.2
                                     ==============================================================

Percentage Leased at
  Period End                                95.2%            97.0%
                                     ==============================

Total Properties:                            242

Total Square Footage:                 24,963,355

--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                      UNCONSOLIDATED JOINT VENTURES SUMMARY
                      -------------------------------------
                             (DOLLARS IN THOUSANDS)

                   BREAKDOWN OF UNCONSOLIDATED JOINT VENTURES


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     COMPANY'S
                                                        NUMBER OF                             PERCENT    SQUARE      EFFECTIVE
JOINT VENTURE NAME                   PROPERTY           BUILDINGS         LOCATION             LEASED     FEET       OWNERSHIP %
---------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES:
-----------------
Pru-Beta 3                   Nine Campus Drive (a)          1        Parsippany, NJ             94.5%     156,495      50.0%
American Financial Exchange
  L.L.C.                     Harborside Plaza 10 (b)        1        Jersey City, NJ           100.0%     575,000      50.0%
HPMC                         Lava Ridge                     3        Roseville, CA              95.6%     183,200      50.0%
HPMC                         Stadium Gateway (c)            1        Anaheim, CA                32.9%     261,554      32.5%
G&G Martco                   Convention Plaza               1        San Francisco, CA         100.0%     305,618      50.0%
Ashford Loop Associates, LP  1001 South Dairy Ashford       1        Houston, TX                50.9%     130,000      20.0%
Ashford Loop Associates, LP  2100 West Loop South           1        Houston, TX                79.3%     168,000      20.0%
HPMC                         Pacific Plaza Phase I (d)      1        Daly City, CA              50.7%     369,682      32.5%

OFFICE/FLEX PROPERTIES:
----------------------
Ramland Realty Associates,
  L.L.C.                     One Ramland Road               1        Orangeburg, NY             80.6%     232,000      50.0%

MULTI-USE:
---------
HPMC                         Pacific Plaza Phase II (e)     1        Daly City, CA              98.2%     100,740      32.5%
---------------------------------------------------------------------------------------------------------------------------------

(a) In November 2001, the Company acquired the entire interest in the property for approximately $14,250.
(b) Property was being developed and not in service as of September 30, 2001. The joint venture also has a parking lot operation on adjacent land.
(c)   Property was being developed and not in service as of September 30, 2001.
(d) Property was placed in service in August 2001 and is currently in lease-up.
(e) Property consisting of a three-story theater and retail complex was being developed and not in service as of September 30, 2001.





--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                       JOINT VENTURE FINANCIAL INFORMATION
                       -----------------------------------

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2001 and December 31, 2000:


                                                                          SEPTEMBER 30, 2001
                             -------------------------------------------------------------------------------------------------------
                                                              AMERICAN                                   MC-SJP
                                                         G&G  FINANCIAL    RAMLAND   ASHFORD             MORRIS  HARBORSIDE COMBINED
                              PRU-BETA 3      HPMC    MARTCO   EXCHANGE     REALTY      LOOP    ARCap    REALTY  SOUTH PIER    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net         $ 20,111  $137,407  $  9,764   $ 33,263   $ 18,339  $ 37,435  $     --  $ 17,271  $ 46,796  $320,386
   Other assets                    1,808    31,029     3,283       (121)     4,740        88   504,313        96        --   545,236
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                 $ 21,919  $168,436  $ 13,047   $ 33,142   $ 23,079  $ 37,523  $504,313  $ 17,367  $ 46,796  $865,622
====================================================================================================================================
LIABILITIES AND PARTNERS'/
MEMBERS' CAPITAL:
   Mortgages and loans payable  $     --  $103,323  $ 50,000   $     --   $ 16,147  $     --  $283,045  $ 16,028  $ 15,656  $484,199
   Other liabilities                 122    10,584     1,239      1,346         96       682     8,050        --     4,838    26,957
   Partners'/members' capital     21,797    54,529   (38,192)    31,796      6,836    36,841   213,218     1,339    26,302   354,466
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital   $ 21,919  $168,436  $ 13,047   $ 33,142   $ 23,079  $ 37,523  $504,313  $ 17,367  $ 46,796  $865,622
====================================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures               $ 15,222  $ 22,300  $  3,555   $ 48,775   $  2,990  $  7,716  $ 19,724  $    180  $ 14,954  $135,416
------------------------------------------------------------------------------------------------------------------------------------


                                                                          DECEMBER 31, 2000
                             -------------------------------------------------------------------------------------------------------
                                                              AMERICAN                                   MC-SJP
                                                         G&G  FINANCIAL    RAMLAND   ASHFORD             MORRIS  HARBORSIDE COMBINED
                              PRU-BETA 3      HPMC    MARTCO   EXCHANGE     REALTY      LOOP    ARCap    REALTY  SOUTH PIER    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net         $ 20,810  $ 78,119  $ 10,589   $ 12,546   $ 18,947  $ 37,665  $     --        --        --  $178,676
   Other assets                    2,737    27,082     2,508     11,851      4,755       849   310,342        --        --   360,124
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                 $ 23,547  $105,201  $ 13,097   $ 24,397   $ 23,702  $ 38,514  $310,342        --        --  $538,800
====================================================================================================================================
LIABILITIES AND PARTNERS'/
MEMBERS' CAPITAL:
   Mortgages and loans payable  $     --  $ 63,486  $ 50,000   $     --   $ 16,666  $     --  $129,562        --        --  $259,714
   Other liabilities                 160     5,035     1,368      9,400        522     1,005     3,750        --        --    21,240
   Partners'/members' capital     23,387    36,680   (38,271)    14,997      6,514    37,509   177,030        --        --   257,846
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital   $ 23,547  $105,201  $ 13,097   $ 24,397   $ 23,702  $ 38,514  $310,342        --        --  $538,800
====================================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures               $ 16,110  $ 35,079  $  3,973   $ 15,809   $  2,782  $  7,874  $ 19,811        --        --  $101,438
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three and nine month periods ended September 30, 2001 and 2000:


                                                               THREE MONTHS ENDED SEPTEMBER 30, 2001
                             -------------------------------------------------------------------------------------------------------
                                                               AMERICAN                                  MC-SJP
                                                          G&G  FINANCIAL    RAMLAND    ASHFORD           MORRIS HARBORSIDE  COMBINED
                             PRU-BETA 3       HPMC     MARTCO  EXCHANGE      REALTY       LOOP    ARCap  REALTY SOUTH PIER     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                 $  1,211   $  1,427   $  3,345   $      4   $    912   $  1,298   $ 17,060       --     --  $ 25,257
Operating and other expenses       (393)      (781)      (920)       (11)      (297)      (632)    (3,266)      --     --    (6,300)
Depreciation and amortization      (290)      (623)      (387)       (10)      (243)      (235)        --       --     --    (1,788)
Interest expense                     --       (485)      (712)        --       (264)        --     (5,420)      --     --    (6,881)
------------------------------------------------------------------------------------------------------------------------------------
Net income                     $    528   $   (462)  $  1,326   $    (17)  $    108   $    431   $  8,374       --     --  $ 10,288
===================================================================================================================================
Company's equity in
   earnings of
   unconsolidated
   joint ventures              $    225   $    400   $    506   $     88   $     54   $     86   $    525       --     --  $  1,884
------------------------------------------------------------------------------------------------------------------------------------


                                                               THREE MONTHS ENDED SEPTEMBER 30, 2000
                             -------------------------------------------------------------------------------------------------------
                                                               AMERICAN                                  MC-SJP
                                                          G&G  FINANCIAL    RAMLAND    ASHFORD           MORRIS HARBORSIDE  COMBINED
                             PRU-BETA 3       HPMC     MARTCO  EXCHANGE      REALTY       LOOP    ARCap  REALTY SOUTH PIER     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                 $  1,253   $  2,631   $  2,783   $    275   $    983   $  1,436   $  5,357       --     --  $ 14,718
Operating and other expenses       (391)       (78)      (890)       (41)      (280)      (658)      (876)      --     --    (3,214)
Depreciation and amortization      (307)      (747)      (384)       (27)      (252)      (211)       (70)      --     --    (1,998)
Interest expense                     --       (979)    (1,075)        --       (407)        --     (2,780)      --     --    (5,241)
------------------------------------------------------------------------------------------------------------------------------------
Net income                     $    555   $    827   $    434   $    207   $     44   $    567   $  1,631       --     --  $  4,265
===================================================================================================================================
Company's equity in
   earnings of
   Unconsolidated
   joint ventures              $    239   $    627   $    286   $    207   $     22   $    113   $    700       --     --  $  2,194
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001


                                                               NINE MONTHS ENDED SEPTEMBER 30, 2001
                             -------------------------------------------------------------------------------------------------------
                                                                 AMERICAN                                 MC-SJP
                                                           G&G   FINANCIAL   RAMLAND    ASHFORD           MORRIS HARBORSIDE COMBINED
                              PRU-BETA 3       HPMC     MARTCO   EXCHANGE     REALTY       LOOP    ARCap  REALTY SOUTH PIER    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                  $  3,700   $ 16,419   $  9,151   $    383   $  2,871   $  4,365   $ 45,077      --     --  $ 81,966
Operating and other expenses      (1,175)    (1,729)    (2,571)       (53)      (905)    (2,049)    (7,456)     --     --   (15,938)
Depreciation and amortization       (883)    (1,556)    (1,164)       (29)      (726)      (698)        --      --     --    (5,056)
Interest expense                      --     (1,741)    (2,504)        --       (918)        --    (13,310)     --     --   (18,473)
----------------------------------------   --------   --------   --------   --------   --------   --------   -----  -----  --------

Net income                      $  1,642   $ 11,393   $  2,912   $    301   $    322   $  1,618   $ 24,311      --     --  $ 42,499
========================================   ========   ========   ========   ========   ========   ========   =====  =====  ========
Company's equity in earnings
   of unconsolidated
   joint ventures               $    728   $  3,864   $  1,042   $   (357)  $    208   $    295   $  1,550      --     --  $  7,330
----------------------------------------   --------   --------   --------   --------   --------   --------   -----  -----  --------


                                                               NINE MONTHS ENDED SEPTEMBER 30, 2000
                             -------------------------------------------------------------------------------------------------------
                                                                 AMERICAN                                 MC-SJP
                                                           G&G   FINANCIAL   RAMLAND    ASHFORD           MORRIS HARBORSIDE COMBINED
                              PRU-BETA 3       HPMC     MARTCO   EXCHANGE     REALTY       LOOP    ARCap  REALTY SOUTH PIER    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                  $  3,721   $  6,191   $  8,064   $    779   $  2,930   $  4,268   $ 16,507      --     --  $ 42,460
Operating and other expenses      (1,210)    (1,087)    (2,443)      (123)      (870)    (1,929)    (2,168)     --     --    (9,830)
Depreciation and amortization       (918)    (2,155)    (1,146)       (47)      (734)      (614)       (70)     --     --    (5,684)
Interest expense                      --     (2,220)    (2,989)        --     (1,153)        --     (4,481)     --     --   (10,843)
----------------------------------------   --------   --------   --------   --------   --------   --------   -----  -----  --------

Net income                      $  1,593   $    729   $  1,486   $    609   $    173   $  1,725   $  9,788      --     --  $ 16,103
========================================   ========   ========   ========   ========   ========   ========   =====  =====  ========
Company's equity in earnings
   of unconsolidated
   joint ventures               $    680   $    729   $    498   $    552   $     84   $    358   $  1,500      --     --  $  4,401
----------------------------------------   --------   --------   --------   --------   --------   --------   -----  -----  --------



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                             SELECT FINANCIAL RATIOS
                             -----------------------


-----------------------------------------------------------------------------------------------
RATIOS COMPUTED FOR INDUSTRY                   SEPTEMBER 30,
COMPARISONS:                                 2001       2000
-----------------------------------------------------------------------------------------------
FINANCIAL POSITION RATIOS:
-------------------------
Total Debt/Total Book
   Capitalization
   (BOOK VALUE) (%)                         45.98%     42.05%

Total Debt/Total Market
   Capitalization
   (MARKET VALUE) (%)                       43.91%     42.65%

Total Debt/Total Undepreciated
   Assets (%)                               41.92%     38.97%

Secured Debt/Total Undepreciated
   Assets (%)                               13.32%     12.36%

-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                          THREE MONTHS ENDED     NINE MONTHS ENDED
                                             SEPTEMBER 30,          SEPTEMBER 30,
                                            2001       2000       2001       2000
-----------------------------------------------------------------------------------------------
OPERATIONAL RATIOS:
------------------
Interest Coverage                            3.38       3.65       3.41       3.68
(FUNDS FROM OPERATIONS+INTEREST
    EXPENSE)/INTEREST EXPENSE (X)

Debt Service Coverage                        3.29       3.55       3.32       3.57
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST
   EXPENSE + PRINCIPAL AMORT.) (X)

Fixed Charge Coverage                        2.55       2.79       2.61       2.75
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST EXPENSE
   + CAPITALIZED INTEREST+PREF. DIV
   +PRIN. AMORT.+GROUND LEASE
   PAYMENTS)(X)

FFO Payout                                  68.20%     68.86%     67.31%     65.66%
   (DIVIDENDS DECLARED/FUNDS FROM
   OPERATIONS (%))

CAD Payout                                  82.02%     83.49%     79.09%     79.53%
   (DIVIDENDS DECLARED/CASH
   AVAILABLE FOR DISTRIBUTION (%))

-----------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                  DEBT ANALYSIS
                           (AS OF SEPTEMBER 30, 2001)

                                 DEBT BREAKDOWN
                             (DOLLARS IN THOUSANDS)


------------------------------- --------------------- -------------------------- ------------------------ -----------------------
                                                                                    WEIGHTED AVERAGE            WEIGHTED AVERAGE
                                             BALANCE                 % OF TOTAL     INTEREST RATE (a)          MATURITY IN YEARS
------------------------------- --------------------- -------------------------- ------------------------ -----------------------
Fixed Rate Secured Debt                   $  512,519                     29.89%           7.12%                    3.92
Fixed Rate Unsecured Notes                 1,096,721                     63.97%           7.51%                    5.75
Variable Rate Secured Debt                    32,178                      1.88%           4.13%                    7.33
Variable Rate Unsecured Debt                  73,000                      4.26%           4.32%                    1.73
------------------------------- --------------------- -------------------------- ------------------------ -----------------------

TOTALS/WEIGHTED AVERAGE:                  $1,714,418                    100.00%           7.19%                    5.07
=============================== ===================== ========================== ======================== =======================


                                                             FUTURE REPAYMENTS
                                                           (DOLLARS IN THOUSANDS)

------------------------------- ---------------------- ------------------------- ----------------- ---------------------------------
                                            SCHEDULED                                               WEIGHTED AVERAGE INTEREST RATE
PERIOD                                   AMORTIZATION                MATURITIES             TOTAL      OF FUTURE REPAYMENTS (a)
------------------------------- ---------------------- ------------------------- ----------------- ---------------------------------
October through December 2001             $       767                $        0        $      767                7.70%
2002                                            3,259                         0             3,259                7.72%
2003                                            3,407                   265,094           268,501                6.50%
2004                                            2,247                   309,863           312,110                7.34%
2005                                            1,420                   253,178           254,598                7.13%
2006                                             (186)                  220,000           219,814                7.06%
2007                                             (350)                    9,364             9,014                7.05%
2008                                             (408)                        0              (408)               7.67%
2009                                             (221)                  332,178           331,957                7.16%
2010                                             (172)                   15,000            14,828                7.95%
2011                                              (22)                  300,000           299,978                7.93%
------------------------------- ---------------------- ------------------------- ----------------- ---------------------------------

TOTALS/WEIGHTED AVERAGE:                  $     9,741                $1,704,677        $1,714,418                7.19%
=============================== ====================== ========================= ================= =================================

(a) Revolving credit facility and other variable rate debt interest rates calculated using the Company's actual LIBOR contracts in effect at September 30, 2001 (weighted average LIBOR of 3.52 percent).






--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                 DEBT MATURITIES
                                 ---------------
                             (DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                2001         2002         2003         2004         2005         2006          2007         2008
------------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT:
-------------
Mack-Cali Willowbrook                                 $  6,811
400 Chestnut Ridge                                                 $  9,863
Mack-Cali Centre VI                                                             $ 35,000
Prudential Portfolio                                                             150,000
Mack-Cali                                                                         23,000
  Bridgewater I
Mack-Cali                                                                         17,500
  Woodbridge II
Mack-Cali Short Hills                                                             22,089
500 West Putnam Ave                                                                5,589
Harborside Financial
   Center- Plaza 1                                                                           $ 75,358
Harborside Financial
   Center- Plazas 2 & 3                                                                       144,642
Mack-Cali Airport                                                                                            $9,364
Kemble Plaza I
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SECURED DEBT:               --           --     $  6,811     $  9,863     $253,178     $220,000        $9,364           --
====================================================================================================================================

UNSECURED DEBT:
---------------
Unsecured credit facility                             $ 73,000
  7.180% unsecured notes
   due 12/03                                           185,283
  7.000% unsecured notes
   due 3/04                                                        $300,000
  7.250% unsecured notes
   due 3/09
  7.835% unsecured
   notes due 12/10
  7.750% unsecured
   notes due 2/11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBT:             --           --     $258,283     $300,000           --           --            --           --
====================================================================================================================================

====================================================================================================================================
TOTAL DEBT:                       --           --     $265,094     $309,863     $253,178     $220,000        $9,364           --
====================================================================================================================================


------------------------------------------------------------------------------
                                  2009         2010         2011       TOTALS
------------------------------------------------------------------------------
SECURED DEBT:
-------------
Mack-Cali Willowbrook                                              $    6,811
400 Chestnut Ridge                                                      9,863
Mack-Cali Centre VI                                                    35,000
Prudential Portfolio                                                  150,000
Mack-Cali                                                              23,000
  Bridgewater I
Mack-Cali                                                              17,500
  Woodbridge II
Mack-Cali Short Hills                                                  22,089
500 West Putnam Ave                                                     5,589
Harborside Financial
   Center- Plaza 1                                                     75,358
Harborside Financial
   Center- Plazas 2 & 3                                               144,642
Mack-Cali Airport                                                       9,364
Kemble Plaza I                $ 32,178                                 32,178
------------------------------------------------------------------------------
TOTAL SECURED DEBT:           $ 32,178           --           --   $  531,394
==============================================================================

UNSECURED DEBT:
---------------
Unsecured credit facility                                          $   73,000
  7.180% unsecured notes
   due 12/03                                                          185,283
  7.000% unsecured notes
   due 3/04                                                           300,000
  7.250% unsecured notes
   due 3/09                   $300,000                                300,000
  7.835% unsecured
   notes due 12/10                          $15,000                    15,000
  7.750% unsecured
   notes due 2/11                                       $300,000      300,000
------------------------------------------------------------------------------
TOTAL UNSECURED DEBT:         $300,000      $15,000     $300,000   $1,173,283
==============================================================================

==============================================================================
TOTAL DEBT:                   $332,178      $15,000     $300,000   $1,704,677
==============================================================================




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                   DEBT DETAIL
                                   -----------
                             (DOLLARS IN THOUSANDS)


                                                                                        PRINCIPAL BALANCE AT
                                                                   EFFECTIVE            --------------------
                                                                   INTEREST         SEPTEMBER 30,    DECEMBER 31,     DATE OF
PROPERTY NAME                    LENDER                            RATE                2001             2000          MATURITY
------------------------------------------------------------------------------------------------------------------------------
SENIOR UNSECURED NOTES:(a)
-------------------------
7.180% Senior Unsecured Notes    public debt                       7.230%           $ 185,283       $  185,283        12/31/03
7.000% Senior Unsecured Notes    public debt                       7.270%             299,804          299,744        03/15/04
7.250% Senior Unsecured Notes    public debt                       7.490%             298,248          298,072        03/15/09
7.835% Senior Unsecured Notes    public debt                       7.950%              15,000           15,000        12/15/10
7.750% Senior Unsecured Notes    public debt                       7.930%             298,386               --        02/15/11
------------------------------------------------------------------------------------------------------------------------------
TOTAL SENIOR UNSECURED NOTES:                                                       $1,096,721      $  798,099
------------------------------------------------------------------------------------------------------------------------------

REVOLVING CREDIT FACILITIES:
----------------------------
2000 UNSECURED FACILITY(b)       24 LENDERS               LIBOR+ 80 BASIS POINTS    $   73,000      $  348,840        06/22/03
------------------------------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES:                                                  $   73,000      $  348,840
------------------------------------------------------------------------------------------------------------- ----------------

PROPERTY MORTGAGES:

101 & 225 Executive Drive        Sun Life Assurance Co.            6.270%           $      --       $    2,198        06/01/01
Mack-Cali Morris Plains          Corestates Bank                   7.510%                  --            2,169        12/31/01
Mack-Cali Willowbrook            CIGNA                             8.670%               8,821            9,460        10/01/03
400 Chestnut Ridge               Prudential Insurance Co.          9.440%              12,890           13,588        07/01/04
Mack-Cali Centre VI              Principal Life Insurance Co.      6.865%              35,000           35,000        04/01/05
Various (c)                      Prudential Insurance Co.          7.100%             150,000          150,000        05/15/05
Mack-Cali Bridgewater I          New York Life Ins. Co.            7.000%              23,000           23,000        09/10/05
Mack-Cali Woodbridge II          New York Life Ins. Co.            7.500%              17,500           17,500        09/10/05
Mack-Cali Short Hills            Prudential Insurance Co.          7.740%              25,397           25,911        10/01/05
500 West Putnam Avenue           New York Life Ins. Co.            6.520%               9,477           10,069        10/10/05
Harborside - Plaza 1             U.S. West Pension Trust           5.610%              57,051           54,370        01/01/06
Harborside - Plazas 2 and 3      Northwestern/Principal            7.363%             162,949           95,630        01/01/06
Mack-Cali Airport                Allstate Life Insurance Co.       7.050%              10,434           10,500        04/01/07
Kemble Plaza I                   Mitsubishi Tr & Bk Co.      LIBOR+0.650%              32,178           32,178        01/31/09
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY MORTGAGES:                                                           $ 544,697       $  481,573
------------------------------------------------------------------------------------------------------------------------------

TOTAL DEBT:                                                                         $1,714,418      $1,628,512
==============================================================================================================================

(a) Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(b)   Total borrowing capacity under this facility is $800.0 million.
(c) The Company has the option to convert the mortgage loan, which is secured by 12 properties, to unsecured debt.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                            III. FINANCIAL STATEMENTS
                            -------------------------













--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                            III. FINANCIAL STATEMENTS

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      -------------------------------------
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


=================================================================================================================================

                                                                           THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                              SEPTEMBER 30,                SEPTEMBER 30,
REVENUES                                                                  2001           2000           2001           2000
---------------------------------------------------------------------------------------------------------------------------
Base rents                                                           $ 126,789      $ 123,600      $ 381,584      $ 367,270
Escalations and recoveries from tenants                                 13,944         13,763         42,136         45,058
Parking and other                                                        2,610          3,534          8,016         12,984
Equity in earnings of unconsolidated joint ventures                      1,884          2,194          7,330          4,401
Interest income                                                            685            291          1,770          2,537
---------------------------------------------------------------------------------------------------------------------------
     Total revenues                                                    145,912        143,382        440,836        432,250
---------------------------------------------------------------------------------------------------------------------------

EXPENSES
---------------------------------------------------------------------------------------------------------------------------
Real estate taxes                                                       16,012         15,732         46,809         45,169
Utilities                                                               11,517         11,604         34,172         31,997
Operating services                                                      16,336         16,855         51,901         51,419
General and administrative                                               8,767          5,461         21,633         16,733
Depreciation and amortization                                           22,529         23,320         67,964         68,447
Interest expense                                                        27,772         25,862         84,692         79,123
---------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                    102,933         98,834        307,171        292,888
---------------------------------------------------------------------------------------------------------------------------
Income from operations before minority interests                        42,979         44,548        133,665        139,362
Minority interest in partially-owned properties                             --             --             --         (5,072)
---------------------------------------------------------------------------------------------------------------------------
Income from operations before minority interest in Operating
  Partnership                                                           42,979         44,548        133,665        134,290
Minority interest in Operating Partnership (a)                          (8,789)        (8,809)       (26,760)       (26,446)
---------------------------------------------------------------------------------------------------------------------------
Income from operations                                                  34,190         35,739        106,905        107,844
Non-recurring charges (b)                                                   --        (24,557)            --        (32,666)
Realized gains and unrealized losses on disposition of rental
  property, net (c)                                                    (10,181)         8,830         (8,485)        75,757
---------------------------------------------------------------------------------------------------------------------------

Net income                                                           $  24,009      $  20,012      $  98,420      $ 150,935
===========================================================================================================================

PER SHARE DATA:
Income from operations-basic                                         $    0.61      $    0.61      $    1.89      $    1.84
Net income-basic                                                     $    0.43      $    0.34      $    1.74      $    2.58
---------------------------------------------------------------------------------------------------------------------------
Income from operations-diluted                                       $    0.61      $    0.61      $    1.89      $    1.83
Net income-diluted                                                   $    0.43      $    0.34      $    1.74      $    2.50
---------------------------------------------------------------------------------------------------------------------------

Dividends declared per common share                                  $    0.62      $    0.61      $    1.84      $    1.77
---------------------------------------------------------------------------------------------------------------------------

Basic weighted average shares outstanding                               56,129         58,711         56,482         58,518

Diluted weighted average shares outstanding                             64,403         66,914         64,691         73,276
---------------------------------------------------------------------------------------------------------------------------

(a) Excludes effect of minority interest's share of non-recurring charges and realized gains and unrealized losses on disposition of rental property.
(b) Net of minority interest's share of $3,354 and $4,473 for the three and nine months ended September 30, 2000, respectively.
(c) Net of minority interest's share of $1,443 and $1,206 for the three months ended September 30, 2001 and 2000, respectively, and $(1,192) and $10,448 for the nine months ended September 30, 2001 and 2000, respectively.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


==========================================================================================================================

                                                                                    SEPTEMBER 30,      DECEMBER 31,
ASSETS                                                                                  2001               2000
--------------------------------------------------------------------------------------------------------------------------
Rental property
     Land and leasehold interests                                                    $   473,363      $   542,841
     Buildings and improvements                                                        2,676,999        2,934,383
     Tenant improvements                                                                 124,769          106,208
     Furniture, fixtures and equipment                                                     7,060            6,445
--------------------------------------------------------------------------------------------------------------------------
                                                                                       3,282,191        3,589,877
Less - accumulated depreciation and amortization                                        (330,027)        (302,932)
--------------------------------------------------------------------------------------------------------------------------
                                                                                       2,952,164        3,286,945
Rental property held for sale, net                                                       422,735          107,458
--------------------------------------------------------------------------------------------------------------------------
        Net investment in rental property                                              3,374,899        3,394,403
Cash and cash equivalents                                                                 44,966           13,179
Investments in unconsolidated joint ventures                                             135,416          101,438
Unbilled rents receivable, net                                                            59,294           50,499
Deferred charges and other assets, net                                                   100,678          102,655
Restricted cash                                                                            7,543            6,557
Accounts receivable, net of allowance for doubtful accounts
     of $953 and $552                                                                      6,043            8,246
--------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                         $ 3,728,839      $ 3,676,977
==========================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------------------
Senior unsecured notes                                                               $ 1,096,721      $   798,099
Revolving credit facilities                                                               73,000          348,840
Mortgages and loans payable                                                              544,697          481,573
Dividends and distributions payable                                                       43,998           43,496
Accounts payable and accrued expenses                                                     55,439           53,608
Rents received in advance and security deposits                                           30,922           31,146
Accrued interest payable                                                                   9,664           17,477
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                 1,854,441        1,774,239
--------------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS:

Operating Partnership                                                                    446,532          447,523
Partially-owned properties                                                                    --            1,925
--------------------------------------------------------------------------------------------------------------------------
     Total minority interests                                                            446,532          449,448
--------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock, 5,000,000 shares authorized, none issued                                     --               --
Common stock, $0.01 par value, 190,000,000 shares authorized,
     56,333,692 and 56,980,893 shares outstanding                                            564              570
Additional paid-in capital                                                             1,495,369        1,513,037
Dividends in excess of net earnings                                                      (62,951)         (57,149)
Unamortized stock compensation                                                            (5,116)          (3,168)
--------------------------------------------------------------------------------------------------------------------------
     Total stockholders' equity                                                        1,427,866        1,453,290
--------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                            $3,728,839      $ 3,676,977
==========================================================================================================================




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
            ---------------------------------------------------------
                                 (IN THOUSANDS)


=================================================================================================================================

                                                                             ADDITIONAL  DIVIDENDS IN   UNAMORTIZED         TOTAL
                                                       COMMON STOCK             PAID-IN     EXCESS OF         STOCK  STOCKHOLDERS'
                                                     SHARES     PAR VALUE       CAPITAL  NET EARNINGS  COMPENSATION        EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 2001                           56,981   $       570   $ 1,513,037   $   (57,149)  $    (3,168)  $ 1,453,290
   Net income                                            --            --            --        98,420            --        98,420
   Dividends                                             --            --            --      (104,222)           --      (104,222)
   Redemption of common units for
    shares of common stock                                8            --           219            --            --           219
   Proceeds from stock options exercised                173             2         4,018            --            --         4,020
   Deferred compensation plan for directors              --            --           116            --            --           116
   Issuance of Restricted Stock Awards                   94             1         2,526            --        (2,527)           --
   Amortization of stock compensation                    --            --            --            --         1,031         1,031
   Adjustment to fair value of restricted stock          --            --           652            --          (652)           --
   Cancellation of Restricted Stock Awards               (7)           --          (200)           --           200            --
   Repurchase of common stock                          (915)           (9)      (24,999)           --            --       (25,008)
------------------------------------------------------------------------------------------------------------------------------------

BALANCE AT SEPTEMBER 30, 2001                        56,334   $       564   $ 1,495,369   $   (62,951)  $    (5,116)  $ 1,427,866
====================================================================================================================================




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

     STATEMENTS OF FUNDS FROM OPERATIONS AND CASH AVAILABLE FOR DISTRIBUTION
     -----------------------------------------------------------------------
                  (IN THOUSANDS, EXCEPT PER SHARE/UNIT AMOUNTS)


                                                                   THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                      SEPTEMBER 30,                  SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------------
                                                                  2001            2000            2001            2000
------------------------------------------------------------------------------------------------------------------------
Income from operations before minority interest in
      Operating Partnership                                  $  42,979       $  44,548       $ 133,665       $ 134,290
    Add: Real estate depreciation and amortization (a)          23,179          23,920          70,250          70,072
             Gain on sale of land                                   --              --              --           2,248
    Deduct: Adj. to rental income for straight-lining of
             rents (b)                                          (1,830)         (3,484)         (9,692)         (9,074)
------------------------------------------------------------------------------------------------------------------------
Funds from operations (c), after adjustment for
   straight-lining of rents and non-recurring charges        $  64,328       $  64,984       $ 194,223       $ 197,536
------------------------------------------------------------------------------------------------------------------------
Deduct:
Non-incremental revenue generating capital expenditures:
     Capital expenditures                                       (1,478)         (1,484)         (3,852)         (4,094)
     Tenant improvements and leasing commissions                (9,359)         (9,909)        (25,083)        (30,369)
------------------------------------------------------------------------------------------------------------------------
Cash available for distribution                              $  53,491       $  53,591       $ 165,288       $ 163,073
========================================================================================================================

Basic weighted average shares/units outstanding (d)             64,084          66,729          64,440          66,595
Diluted weighted average shares/units outstanding (e)           70,762          73,353          71,050          73,276

PER SHARE/UNIT - BASIC(F):
     Funds from operations                                   $    0.94       $    0.92       $    2.83       $    2.79
     Cash available for distribution                         $    0.77       $    0.74       $    2.38       $    2.28

PER SHARE/UNIT - DILUTED:
     Funds from operations                                   $    0.91       $    0.89       $    2.73       $    2.70
     Cash available for distribution                         $    0.76       $    0.73       $    2.33       $    2.23

Dividend per common share                                    $    0.62       $    0.61       $    1.84       $    1.77

DIVIDEND PAYOUT RATIOS:
     Funds from operations-diluted                               68.20%          68.86%          67.31%          65.66%
     Cash available for distribution-diluted                     82.02%          83.49%          79.09%          79.53%

------------------------------------------------------------------------------------------------------------------------

(a) Includes the Company's share from unconsolidated joint ventures of $863 and $784 for the three months ended September 30, 2001 and 2000, respectively, and $2,906 and $2,204 for the nine months ended September 30, 2001 and 2000, respectively.
(b) Includes the Company's share from unconsolidated joint ventures of $62 and $36 for the three months ended September 30, 2001 and 2000, respectively, and $64 and $18 for the nine months ended September 30, 2001 and 2000, respectively.
(c) Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999.
(d) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(e) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(f) Amounts calculated after deduction for distributions to preferred unitholders of $3,943 and $3,928 for the three months ended September 30, 2001 and 2000, respectively, and $11,701 and $11,562 for the nine months ended September 30, 2001 and 2000, respectively.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                 RECONCILIATION OF BASIC-TO-DILUTED SHARES/UNITS
                 -----------------------------------------------
                                 (IN THOUSANDS)

The following schedule reconciles the Company's basic weighted average shares to basic and diluted weighted average shares/units:


----------------------------------------------------------------------------------------------------------------
                                                                      THREE MONTHS ENDED    NINE MONTHS ENDED
                                                                         SEPTEMBER 30,        SEPTEMBER 30,
                                                                       2001       2000       2001       2000
----------------------------------------------------------------------------------------------------------------
Basic weighted average shares:                                       56,129     58,711     56,482     58,518
Add: Weighted average common units                                    7,955      8,018      7,958      8,077
----------------------------------------------------------------------------------------------------------------
Basic weighted average shares/units:                                 64,084     66,729     64,440     66,595
Add: Weighted average preferred units
       (after conversion to common units)                             6,359      6,439      6,359      6,504
Stock options                                                           319        185        251        177
----------------------------------------------------------------------------------------------------------------

Diluted weighted average shares/units:                               70,762     73,353     71,050     73,276
================================================================================================================



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                           IV. VALUE CREATION PIPELINE
                           ---------------------------









--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                           IV. VALUE CREATION PIPELINE

                         OPERATING PROPERTY ACQUISITIONS
                         -------------------------------
                             (DOLLARS IN THOUSANDS)


                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

----------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                    # OF      RENTABLE    INVESTMENT BY
     DATE          PROPERTY/PORTFOLIO NAME           LOCATION                                  BLDGS.   SQUARE FEET   COMPANY(a)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE
------
04/06/01     4 & 6 Campus Drive                      Parsippany, Morris County, NJ                2         295,766       $ 48,404
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE PROPERTY ACQUISITIONS:                                                               2         295,766       $ 48,404
----------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX
-----------
02/14/01     31 & 41 Twosome Drive (b)(c)            Moorestown, Burlington County, NJ            2         127,250       $  7,155
04/27/01     1245 & 1247 N. Church Street,
             2 Twosome Drive (b)(c)                  Moorestown, Burlington County, NJ            3         154,200         11,083
08/03/01     5 & 6 Skyline Drive                     Hawthorne, Westchester County, NY            2         168,177         14,846
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTY ACQUISITIONS:                                                          7         449,627       $ 33,084
----------------------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING PROPERTY ACQUISITIONS:                                                            9         745,393       $ 81,488
==================================================================================================================================


                                                FOR THE YEAR ENDED DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                    # OF      RENTABLE    INVESTMENT BY
     DATE          PROPERTY/PORTFOLIO NAME           LOCATION                                  BLDGS.   SQUARE FEET   COMPANY(d)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE
------
05/23/00     555 & 565 Taxter Road                   Elmsford, Westchester County, NY             2         341,108       $ 42,980
06/14/00     Four Gatehall Drive                     Parsippany, Morris County, NJ                1         248,480         42,381
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE PROPERTY ACQUISITIONS:                                                               3         589,588       $ 85,361
----------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX
-----------
03/24/00     Two Executive Drive (b)(c)              Moorestown, Burlington County, NJ            1          60,800       $  4,007
07/14/00     915 North Lenola Road (b)(c)            Moorestown, Burlington County, NJ            1          52,488          2,542
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTY ACQUISITIONS:                                                          2         113,288       $  6,549
----------------------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING PROPERTY ACQUISITIONS:                                                            5         702,876       $ 91,910
==================================================================================================================================

SEE FOOTNOTES TO THE ABOVE SCHEDULES ON PAGE 30.




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                          PROPERTIES PLACED IN SERVICE
                          ----------------------------
                             (DOLLARS IN THOUSANDS)


                                        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                    # OF      RENTABLE    INVESTMENT BY
 IN SERVICE PROPERTY/PORTFOLIO NAME                  LOCATION                                  BLDGS.   SQUARE FEET      COMPANY(e)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
------
01/15/01     105 Eisenhower Parkway                  Roseland, Essex County, NJ                   1         220,000       $ 43,300
03/01/01     8181 East Tufts Avenue                  Denver, Denver County, CO                    1         185,254         34,371
------------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                               2         405,254       $ 77,671
====================================================================================================================================


                                               FOR THE YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                    # OF      RENTABLE    INVESTMENT BY
 IN SERVICE PROPERTY/PORTFOLIO NAME                  LOCATION                                  BLDGS.   SQUARE FEET      COMPANY(e)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
------
9/01/00      Harborside Plaza 4-A (f)                Jersey City, Hudson County, NJ               1         207,670       $ 61,459
9/15/00      Liberty Corner Corp. Center             Bernards Township, Somerset County, NJ       1         132,010         17,430
------------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                               2         339,680       $ 78,889
====================================================================================================================================

(a) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities, and amounts presented are as of September 30, 2001.
(b) Transactions were funded primarily from net proceeds received in the sale of a rental property, as well as the Company's cash reserves and draws on the Company's credit facilities.
(c) The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.
(d) Transactions were funded primarily from net proceeds received in the sale or sales of rental property.
(e) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities.
(f)   Project includes seven-story, 1,100-car parking garage.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                          ACQUISITION PROPERTY PROFILE
                          ----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPERTY NAME:             5 Skyline Drive

PRODUCT TYPE:              Office/Flex Building

LOCATION:                  Hawthorne, Westchester County, New York

DESCRIPTION:               Class A, two-story office/flex building

SIZE:                      124,022 square feet

YEAR CONSTRUCTED:          1980

CLOSING DATE:              August 3, 2001

ACQUISITION COST:          $11.1 million

FUNDING SOURCE:            Borrowing from revolving credit facility

PERCENTAGE LEASED:         100.0%

NUMBER OF TENANTS:         3

TENANTS:                   Taro Pharmaceuticals (92,844 square feet)

                           Westco Closet Corp. (24,147 square feet)

                           Westchester Gymnastics School (7,031 square feet)




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                          ACQUISITION PROPERTY PROFILE
                          ----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPERTY NAME:             6 Skyline Drive

PRODUCT TYPE:              Office/Flex Building

LOCATION:                  Hawthorne, Westchester County, New York

DESCRIPTION:               Class A, one-story office/flex building

SIZE:                      44,155 square feet

YEAR CONSTRUCTED:          1980

CLOSING DATE:              August 3, 2001

ACQUISITION COST:          $3.7 million

FUNDING SOURCE:            Borrowing from revolving credit facility

PERCENTAGE LEASED:         100.0%

NUMBER OF TENANTS:         2

TENANTS:                   Evonyx, Inc. (32,155 square feet)

                           Anvik Corp. (12,000 square feet)






--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                        SUMMARY OF CONSTRUCTION PROJECTS
                        --------------------------------
                             (DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------------------

                                                            ESTIMATED                               COSTS
                                                            PLACED IN    NUMBER                  INCURRED         TOTAL
                                                             SERVICE       OF        SQUARE       THROUGH     ESTIMATED   CURRENT
          PROJECT            LOCATION       TYPE OF SPACE      DATE     BUILDINGS     FEET        9/30/01         COSTS  % LEASED
-----------------------------------------------------------------------------------------------------------------------------------
MAJORITY OWNED:
---------------
125 Clearbrook Road          Elmsford, NY   Office/Flex      2002-2Q        1         33,000       $1,197       $ 5,200     100.0%
Harborside Plaza 5           Jersey City,   Office           2002-4Q        1        980,000       70,950       260,000      40.2%
                             NJ
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                  2      1,013,000      $72,147      $265,200      42.1%
-----------------------------------------------------------------------------------------------------------------------------------

UNCONSOLIDATED JOINT
VENTURES:
---------
Stadium Gateway (a)          Anaheim, CA    Office           2001-4Q        1        261,554       $2,680        $2,680      32.9%
Pacific Plaza Phase II (b)   Daly City, CA  Retail/Theater   2002-2Q        1        100,740        2,366         2,366      98.2%
Hyatt Regency South Pier (c) Jersey City,   Hotel            2002-3Q        1        280,000       14,954        18,000        n/a
                             NJ
Harborside Plaza 10 (d)      Jersey City,   Office           2002-4Q        1        575,000       50,053       140,000     100.0%
                             NJ
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                  4      1,217,294      $70,053      $163,046      81.1%
-----------------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL:                                                                6      2,230,294     $142,200      $428,246      63.4%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $44.0 million.

(b) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $31.0 million.

(c) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $95.0 million.

(d) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $140.0 million.


                  SUMMARY OF DEVELOPMENT PROPERTIES IN LEASE-UP
                  ---------------------------------------------
                             (DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                    COSTS
                                                            PLACED IN    NUMBER                  INCURRED        TOTAL
                                              TYPE OF        SERVICE       OF         SQUARE      THROUGH     ESTIMATED   CURRENT
           PROJECT             LOCATION       SPACE           DATE      BUILDINGS      FEET       9/30/01         COSTS  % LEASED
-----------------------------------------------------------------------------------------------------------------------------------
MAJORITY OWNED:
--------------
105 Eisenhower Parkway         Roseland, NJ   Office         01/15/01       1        220,000      $43,300       $43,600      50.9%
8181 East Tufts Avenue         Denver, CO     Office         03/01/01       1        185,254       34,371        34,700      66.9%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                  2        405,254      $77,671       $78,300      58.2%
-----------------------------------------------------------------------------------------------------------------------------------

UNCONSOLIDATED JOINT
VENTURES:
---------
Pacific Plaza Phase I (a)      Daly City, CA  Office         08/20/01       1        369,682       $6,822        $6,822      50.7%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                  1        369,682       $6,822        $6,822      50.7%
-----------------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL:                                                                3        774,936      $84,493       $85,122      54.6%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $89.4 million.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                             SUMMARY OF LAND PARCELS
                             -----------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                  DEVELOPMENT
                                                                                   POTENTIAL
SITE                                       TOWN/CITY           STATE     ACRES     (SQ. FT.)         TYPE OF SPACE
------------------------------------------------------------------------------------------------------------------------
Horizon Center                              Hamilton            NJ         50.0         575,000    Office/Flex/Retail
American Financial Exchange (a)            Jersey City          NJ          3.6       1,225,000          Office
Harborside Financial Center (b)            Jersey City          NJ          6.5       3,113,500          Office
Mack-Cali Business Campus (c)         Parsippany & Hanover      NJ        110.0       1,350,000          Office
Morris V and VI (a)                        Parsippany           NJ         47.5         645,000          Office
Commercenter                                 Totowa             NJ          5.8          30,000       Office/Flex
Princeton Metro (c)                       West Windsor          NJ         10.0          97,000          Office
Princeton Overlook II                     West Windsor          NJ         10.0         149,500          Office
Cross Westchester Executive
   Park                                     Elmsford            NY          5.0          60,000       Office/Flex
Elmsford Distribution Center (d)            Elmsford            NY         14.5         100,000        Warehouse
Mid-Westchester Executive Park (d)          Hawthorne           NY          8.0          73,000       Office/Flex
One Ramland Road (a)                       Orangeburg           NY         20.0         100,000       Office/Flex
South Westchester Executive
   Park (d)                                  Yonkers            NY         60.0         500,000       Office/Flex
Airport Business Center                      Lester             PA         12.6         135,000          Office
Eastpoint II                                 Lanham             MD          4.8         122,000       Office/Hotel
Tri West Plaza II (d)                        Dallas             TX          4.5         500,000          Office
Concord Plaza II (e)                       San Antonio          TX          2.2         145,000          Office
Hilltop Business Center (e)                 Littleton           CO          7.1         128,000          Office
Pacific Plaza Phase III (f)                 Daly City           CA          2.5         270,000          Office
------------------------------------------------------------------------------------------------------------------------

TOTALS                                                                    384.6       9,318,000
========================================================================================================================

(a) Land owned by joint venture in which Mack-Cali is significant equity partner.
(b)   Includes 21 acres of riparian property.
(c) Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.
(d)   Mack-Cali holds an option to purchase this land.
(e)   Land is currently being held for sale.
(f) Unconsolidated joint venture, in which Mack-Cali is significant equity partner, holds an option to purchase this land.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                              RENTAL PROPERTY SALES
                              ---------------------
                             (DOLLARS IN THOUSANDS)


                                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   RENTABLE
SALE                                                                       # OF    SQUARE      NET SALES      NET BOOK      REALIZED
DATE            PROPERTY NAME              LOCATION                       BLDGS.     FEET       PROCEEDS       VALUE     GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE:
-------
06/01/01        1777 N.E. Loop 410         San Antonio, Bexar County, TX     1       256,137    $ 21,313        $16,703     $ 4,610
06/15/01        14511 Falling Creek        Houston, Harris County, TX        1        70,999       2,982          2,458         524
07/17/01        8214 Westchester           Dallas, Dallas County, TX         1        95,509       8,966          8,465         501
08/01/01        2600 Westown Parkway       West Des Moines, Polk             1        72,265       5,165          5,570        (405)
                                           County, IA
09/26/01        1709 New York Avenue, NW   Washington, DC                    1       166,000      65,151         50,640      14,511

RESIDENTIAL:
------------
06/21/01        Tenby Chase Apartments     Delran, Burlington County, NJ     1     327 units      19,336          2,399      16,937

OTHER:
------
04/03/01        North Pier-Harborside (a)  Jersey City, Hudson County, NJ   --           n/a       3,357          2,918         439
-----------------------------------------------------------------------------------------------------------------------------------

TOTALS:                                                                      6       660,910    $126,270        $89,153     $37,117
===================================================================================================================================


                                               FOR THE YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    RENTABLE
SALE                                                                 # OF           SQUARE    NET SALES      NET BOOK      REALIZED
DATE            PROPERTY NAME                 LOCATION               BLDGS.           FEET     PROCEEDS       VALUE     GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LAND:
-----
02/25/00     Horizon Center Land          Hamilton Township, Mercer    --        39.1 acres    $  4,180       $  1,932    $  2,248
                                          County, NJ
OFFICE:
-------
04/17/00     95 Christopher Columbus Dr.  Jersey City, Hudson           1           621,900     148,222         80,583      67,639
                                          County, NJ
04/20/00     6900 IH-40 West              Amarillo, Potter County, TX   1            71,771       1,467          1,727        (260)

06/09/00     412 Mt. Kemble Avenue        Morris Twp., Morris           1           475,100      81,981         75,439       6,542
                                          County, NJ
09/21/00     Cielo Center                 Austin, Travis County, TX     1           270,703      45,785         35,749      10,036
11/15/00     210 South 16th Street (b)    Omaha, Douglas County, NE     1           319,535      11,976         12,828        (852)
------------------------------------------------------------------------------------------------------------------------------------

TOTALS:                                                                 5         1,759,009    $293,611       $208,258    $ 85,353
====================================================================================================================================

(a) In connection with the sale of North Pier-Harborside, the Company provided to the purchaser a non-interest-bearing $2,027 note scheduled to mature in 2002.
(b) In connection with the sale of the Omaha, Nebraska property, the Company provided to the purchaser an $8,750 mortgage loan bearing interest payable monthly at an annual rate of 9.50 percent. The loan is secured by the Omaha, Nebraska property and will mature on November 14, 2003.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                        V. PORTFOLIO/ LEASING STATISTICS
                        --------------------------------








--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                        V. PORTFOLIO/ LEASING STATISTICS

                               LEASING STATISTICS
                               ------------------
                 (FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001)

                      CONSOLIDATED IN-SERVICE PORTFOLIO (a)

                             SUMMARY OF SPACE LEASED
                             -----------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                 LEASING ACTIVITY
                                              LEASED
                                  SQ. FT.     SQ. FT.    EXPIRING/                     NET      SQ. FT.        PCT.       PCT.
                                   LEASED   ACQUIRED/    ADJUSTMENT   INCOMING     LEASING       LEASED      LEASED     LEASED
REGION/MARKET                     6/30/01     SOLD(b)    SQ. FT.(c)    SQ. FT.    ACTIVITY      9/30/01     9/30/01    6/30/01
-------------------------------------------------------------------------------------------------------------------------------
NORTHEAST
  Northern NJ                   9,426,626           -     (473,985)   279,406    (194,579)    9,232,047       95.9%      97.9%
  Central NJ                    2,721,037           -     (220,361)   212,858      (7,503)    2,713,534       97.6%      97.8%
  Westchester Co., NY           4,396,069     168,177     (184,519)   196,889      12,370     4,576,616       97.7%      97.3%
  Sub. Philadelphia             2,836,498           -     (172,729)   165,409      (7,320)    2,829,178       92.1%      92.3%
  Fairfield, CT                   648,956           -      (44,075)    44,482         407       649,363       96.5%      96.5%
  Washington, DC/MD               611,658    (166,863)         888          -         888       445,683       98.9%      99.2%
  Rockland Co/Long Island, NY     584,333           -      (15,829)    15,135        (694)      583,639       98.7%      98.8%
                              -------------------------------------------------------------------------------------------------
TOTAL NORTHEAST                21,225,177       1,314   (1,110,610)   914,179    (196,431)   21,030,060       96.1%      97.0%
                              -------------------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER
  Texas                         2,048,536     (75,591)    (166,781)   108,275     (58,506)    1,914,439       85.0%      87.3%
  Colorado                      1,473,335           -     (117,746)    28,122     (89,624)    1,383,711       93.0%      99.0%
  San Francisco                   438,670           -       (5,745)     7,280       1,535       440,205       97.6%      97.3%
  Arizona                         416,967           -            -          -           -       416,967      100.0%     100.0%
  Other                           343,405     (71,497)           -          -           -       271,908       91.4%      92.9%
                              -------------------------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER      4,720,913    (147,088)    (290,272)   143,677    (146,595)    4,427,230       90.3%      93.1%
                              -------------------------------------------------------------------------------------------------

COMPANY TOTALS                 25,946,090    (145,774)  (1,400,882) 1,057,856    (343,026)   25,457,290       95.1%      96.3%
                              =================================================================================================

-------------------------------------------------------------------------------------------------------------------------------


                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
                 -----------------------------------------------

Total sq. ft. as of June 30, 2001                               26,947,901
     Total sq. ft. of properties added this period                 168,177
     Total sq. ft. of properties sold this period                 (333,774)
                                                              -------------
Total sq. ft. as of September 30, 2001                          26,782,304
                                                              =============

------------------------------------------------------------- -------------


(a) Consolidated In-Service Portfolio excludes in-service development properties in lease-up, aggregating 405,254 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period, or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                               LEASING STATISTICS
                               ------------------
                 (FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY
                         ------------------------------


------------------------------------------------------------------------------------------------------------------------------------
DETAIL BY REGION/MARKET
                                                                                         SQ. FT.     WTD.       WTD.      LEASING
                                                        #  OF               SQ. FT.   RENEWED AND     AVG.       AVG.    COSTS PER
                                                       TRANS-      TOTAL        NEW         OTHER     TERM       BASE  SQ. FT. PER
REGION/MARKET                         PROPERTY TYPE   ACTIONS    SQ. FT.     LEASES    RETAINED(a)   (YRS.)   RENT(b)      YEAR(c)
------------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                                Office        28    219,324     52,400        166,924      7.3    $26.99         $1.72
                                        Office/Flex         5     60,082     26,830         33,252      7.8    $17.43         $2.19
  Central NJ                                 Office        17    212,858     59,987        152,871      5.4    $26.12         $1.97
                                        Office/Flex         -          -          -              -        -         -             -
  Westchester Co., NY                        Office        19     69,435     24,921         44,514      6.0    $23.22         $1.38
                                        Office/Flex        23    121,007      7,085        113,922      4.3    $16.79         $0.54
                               Industrial/Warehouse         2      6,447          -          6,447      1.0    $10.47         $0.43
  Sub. Philadelphia                          Office        14     98,009     18,385         79,624      4.9    $23.91         $2.69
                                        Office/Flex         3     67,400      7,000         60,400      2.3     $9.72         $0.49
  Fairfield, CT                              Office         2     15,760      1,600         14,160      4.8    $25.13         $1.53
                                        Office/Flex         9     28,722          -         28,722      3.3    $16.16         $0.43
  Washington, DC/MD                          Office         -          -          -              -        -         -             -
  Rockland Co/Long Island, NY                Office         3     15,135      2,096         13,039      3.6    $20.32         $1.69
                                                    --------------------------------------------------------------------------------
TOTAL NORTHEAST                                           125    914,179    200,304        713,875      5.5    $22.32         $1.72
                                                    --------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                                      Office        30    108,275     24,879         83,396      4.3    $19.72         $2.87
  Colorado                                   Office         6     28,122      1,543         26,579      4.4    $19.19         $1.44
  San Francisco                              Office        23      7,280      2,788          4,492      2.3    $41.00         $1.76
  Other                                      Office         -          -          -              -        -         -             -
                                                    --------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER                                 59    143,677     29,210        114,467      4.2    $20.70         $2.62
                                                    --------------------------------------------------------------------------------

COMPANY TOTALS                                            184  1,057,856    229,514        828,342      5.3    $22.10         $1.82
                                                    ================================================================================

------------------------------------------------------------------------------------------------------------------------------------
DETAIL BY PROPERTY TYPE

                                             Office       142    774,198    188,599        585,599      5.7    $24.69         $2.01
                                        Office/Flex        40    277,211     40,915        236,296      4.4    $15.14         $1.15
                               Industrial/Warehouse         2      6,447          -          6,447      1.0    $10.47         $0.43
                                                    ---------- ---------- ---------- -------------- -------- --------- -------------

COMPANY TOTALS                                            184  1,057,856    229,514        828,342      5.3    $22.10         $1.82
                                                    ================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TENANT RETENTION:                   Leases Retained      60.3%
                                   Sq. Ft. Retained      59.1%
------------------------------------------------------------------------------------------------------------------------------------

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $5,935,842 and commissions of $4,127,492 committed, but not necessarily expended, during the period for second generation space aggregating 1,041,940 square feet.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                               LEASING STATISTICS
                               ------------------
                 (FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001)

                   UNCONSOLIDATED JOINT VENTURE PROPERTIES (a)

                             SUMMARY OF SPACE LEASED
                             -----------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              LEASING ACTIVITY
                                           LEASED
                              SQ. FT.      SQ. FT.    EXPIRING/                      NET      SQ. FT.         PCT.        PCT.
                               LEASED    ACQUIRED/   ADJUSTMENT    INCOMING      LEASING       LEASED       LEASED      LEASED
STATE                         6/30/01      SOLD(b)   SQ. FT.(c)     SQ. FT.     ACTIVITY      9/30/01      9/30/01     6/30/01
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                    147,842            -       (7,265)      7,265            -      147,842        94.5%       94.5%
New York                      187,000            -            -           -            -      187,000        80.6%       80.6%
California                    480,839            -            -           -            -      480,839        98.4%       98.4%
Texas                         261,593            -      (71,600)      9,403      (62,197)     199,396        66.9%       87.8%
                       --------------- ------------ ------------ ----------- ------------ ------------ ------------ -----------

TOTALS                      1,077,274            -      (78,865)     16,668      (62,197)   1,015,077        86.4%       91.7%
                       =============== ============ ============ =========== ============ ============ ============ ===========

-------------------------------------------------------------------------------------------------------------------------------

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
                 -----------------------------------------------

Total sq. ft. as of June 30, 2001                                1,175,313
     Total sq. ft. of properties bought/sold this period                 -
                                                              -------------
Total sq. ft. as of September 30, 2001                           1,175,313
                                                              =============

---------------------------------------------------------------------------



                         DETAIL OF TRANSACTION ACTIVITY
                         ------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                          SQ. FT.
                                                                      RENEWED AND                              LEASING COSTS
                            # OF                       SQ. FT. NEW          OTHER      WTD. AVG.    WTD. AVG.    PER SQ. FT.
STATE                   TRANSACTIONS  TOTAL SQ. FT.         LEASES    RETAINED(d)     TERM (YRS.)   BASE RENT    PER YEAR(e)
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                   1                7,265          7,265              -       5.0          $28.50          $2.36
Texas                        1                9,403              -          9,403       4.2          $18.67             -
                        -------------------------------------------------------------------------------------------------------

TOTALS                       2               16,668          7,265          9,403       4.6          $22.95          $1.13
                        =======================================================================================================

-------------------------------------------------------------------------------------------------------------------------------

(a) Unconsolidated Joint Venture Properties excludes a 369,682 square foot in-service development property in lease-up.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.
(d) "Other Retained" transactions include existing tenants' expansions and relocations within the building.
(e) Represents estimated workletter costs of $26,877 and commissions of $59,028 committed, but not necessarily expended, during the period for second generation space aggregating 16,668 square feet.




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                               LEASING STATISTICS
                               ------------------
                 (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001)

                      CONSOLIDATED IN-SERVICE PORTFOLIO (a)

                             SUMMARY OF SPACE LEASED
                             -----------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                     LEASING ACTIVITY
                                                 LEASED
                                    SQ. FT.      SQ. FT.     EXPIRING/                        NET      SQ. FT.       PCT.      PCT.
                                     LEASED    ACQUIRED/    ADJUSTMENT     INCOMING       LEASING       LEASED     LEASED    LEASED
REGION/MARKET                      12/31/00      SOLD(b)    SQ. FT.(c)      SQ. FT.      ACTIVITY      9/30/01    9/30/01  12/31/00
------------------------------------------------------------------------------------------------------------------------------------
NORTHEAST
  Northern NJ                     9,168,667      273,926      (920,033)     709,487      (210,546)   9,232,047      95.9%     98.3%
  Central NJ                      2,689,076            -      (406,206)     430,664        24,458    2,713,534      97.6%     96.7%
  Westchester Co., NY             4,411,621      168,177      (629,979)     626,797        (3,182)   4,576,616      97.7%     97.7%
  Sub. Philadelphia               2,557,156      281,450      (500,500)     491,072        (9,428)   2,829,178      92.1%     91.6%
  Fairfield, CT                     659,804            -      (113,294)     102,853       (10,441)     649,363      96.5%     98.1%
  Washington, DC/MD                 607,942     (166,863)      (63,969)      68,573         4,604      445,683      98.9%     98.6%
  Rockland Co/Long Island, NY       556,918       31,000       (53,656)      49,377        (4,279)     583,639      98.7%     99.3%
                               ------------- ------------ ------------- ------------ ------------- ------------ ---------- ---------
TOTAL NORTHEAST                  20,651,184      587,690    (2,687,637)   2,478,823      (208,814)  21,030,060      96.1%     97.1%
                               ------------- ------------ ------------- ------------ ------------- ------------ ---------- ---------

SOUTHWEST/WEST/OTHER
  Texas                           2,462,200     (364,517)     (572,337)     389,093      (183,244)   1,914,439      85.0%     92.1%
  Colorado                        1,484,500            -      (159,431)      58,642      (100,789)   1,383,711      93.0%     99.7%
  San Francisco                     445,490            -       (25,000)      19,715        (5,285)     440,205      97.6%     98.8%
  Arizona                           416,967            -             -            -             -      416,967     100.0%    100.0%
  Other                             342,466      (71,497)      (19,332)      20,271           939      271,908      91.4%     92.6%
                               ------------- ------------ ------------- ------------ ------------- ------------ ---------- ---------
TOTAL SOUTHWEST/WEST/OTHER        5,151,623     (436,014)     (776,100)     487,721      (288,379)   4,427,230      90.3%     95.4%
                               ------------- ------------ ------------- ------------ ------------- ------------ ---------- ---------

COMPANY TOTALS                   25,802,807      151,676    (3,463,737)   2,966,544      (497,193)  25,457,290      95.1%     96.8%
                               ============= ============ ============= ============ ============= ============ ========== =========

------------------------------------------------------------------------------------------------------------------------------------


                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
                 -----------------------------------------------

Total sq. ft. as of December 31, 2000                           26,666,821
     Total sq. ft. of properties added this period                 982,667
     Total sq. ft. of properties sold this period                 (867,184)
                                                              -------------
Total sq. ft. as of September 30, 2001                          26,782,304
                                                              =============

---------------------------------------------------------------------------


(a) Consolidated In-Service Portfolio excludes in-service development properties in lease-up, aggregating 405,254 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                               LEASING STATISTICS
                               ------------------
                 (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY
                         ------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DETAIL BY REGION/MARKET
                                                                                           SQ. FT.     WTD.      WTD.      LEASING
                                                       #  OF               SQ. FT.    RENEWED AND     AVG.      AVG.   COSTS  PER
                                                      TRANS-      TOTAL        NEW          OTHER     TERM     BASE       SQ. FT.
REGION/MARKET                         PROPERTY TYPE   ACTIONS    SQ. FT.     LEASES     RETAINED(a)   (YRS.)  RENT(b)   PER YEAR(c)
-----------------------------------------------------------------------------------------------------------------------------------
NORTHEAST
  Northern NJ                                Office        95    633,213    240,544        392,669      6.8    $28.48        $2.13
                                        Office/Flex         8     76,274     40,295         35,979      7.4    $17.21        $2.02
  Central NJ                                 Office        37    331,904    106,176        225,728      5.3    $26.56        $2.15
                                        Office/Flex         8     98,760     17,435         81,325      8.4    $18.60        $0.85
  Westchester Co., NY                        Office        85    311,537    120,048        191,489      5.6    $25.27        $1.70
                                        Office/Flex        56    305,813     49,848        255,965      4.0    $16.41        $0.91
                               Industrial/Warehouse         3      9,447      3,000          6,447      1.0    $10.96        $0.44
  Sub. Philadelphia                          Office        40    301,992    101,168        200,824      4.8    $25.87        $2.48
                                        Office/Flex        17    189,080     46,565        142,515      3.5     $9.69        $0.71
  Fairfield, CT                              Office        11     65,881      1,600         64,281      3.1    $25.97        $1.10
                                        Office/Flex        12     36,972      4,250         32,722      2.8    $16.41        $0.45
  Washington, DC/MD                          Office         3     68,573          -         68,573     11.5    $26.15        $1.99
  Rockland Co/Long Insland, NY               Office        14     49,377      9,895         39,482      4.6    $23.12        $1.67
                                                    -------------------------------------------------------------------------------
TOTAL NORTHEAST                                           389  2,478,823    740,824      1,737,999      5.6    $23.35        $1.89
                                                    -------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER
  Texas                                      Office       106    389,093    125,348        263,745      3.4    $19.93        $2.36
  Colorado                                   Office        19     58,642      8,276         50,366      4.1    $20.49        $1.27
  San Francisco                              Office        55     19,715      7,220         12,495      2.4    $47.05        $2.09
  Other                                      Office         5     20,271      7,831         12,440      4.7    $18.14        $2.14
                                                    -------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER                                185    487,721    148,675        339,046      3.5    $21.02        $2.25
                                                    -------------------------------------------------------------------------------

COMPANY TOTALS                                            574  2,966,544    889,499      2,077,045      5.3    $22.97        $1.93
                                                    ===============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
DETAIL BY PROPERTY TYPE

                                             Office       470  2,250,198    728,106      1,522,092      5.4    $25.52        $2.13
                                        Office/Flex       101    706,899    158,393        548,506      4.8    $15.00        $1.14
                               Industrial/Warehouse         3      9,447      3,000          6,447      1.0    $10.96        $0.44
                                                    -------------------------------------------------------------------------------

COMPANY TOTALS                                            574  2,966,544    889,499      2,077,045      5.3    $22.97        $1.93
                                                    ===============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TENANT RETENTION:              Leases
                               Retained        60.1%
                               Sq. Ft.
                               Retained        60.0%
-----------------------------------------------------------------------------------------------------------------------------------

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $17,568,140 and commissions of $11,200,116 committed, but not necessarily expended, during the period for second generation space aggregating 2,862,052 square feet.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                               LEASING STATISTICS
                               ------------------
                 (FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001)

                   UNCONSOLIDATED JOINT VENTURE PROPERTIES (a)

                             SUMMARY OF SPACE LEASED
                             -----------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             LEASING ACTIVITY
                                         LEASED
                           SQ. FT.       SQ. FT.     EXPIRING/                   NET          SQ. FT.       PCT.         PCT.
                           LEASED       ACQUIRED/    ADJUSTMENT    INCOMING     LEASING       LEASED       LEASED       LEASED
STATE                     12/31/00        SOLD(b)    SQ. FT.(c)     SQ. FT.     ACTIVITY      9/30/01     9/30/01     12/31/00
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                    154,749            -      (15,918)      9,011       (6,907)     147,842        94.5%       98.9%
New York                      187,000            -            -           -            -      187,000        80.6%       80.6%
California                    841,984     (372,926)           -      11,781       11,781      480,839        98.4%       86.2%
Texas                         281,016            -      (91,023)      9,403      (81,620)     199,396        66.9%       94.3%
                        -------------------------------------------------------------------------------------------------------

TOTALS                      1,464,749     (372,926)    (106,941)     30,195      (76,746)   1,015,077        86.4%       94.6%
                        =======================================================================================================

-------------------------------------------------------------------------------------------------------------------------------

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
                 -----------------------------------------------

Total sq. ft. as of December 31, 2000                            1,548,239
     Total sq. ft. of properties sold this period                 (372,926)
                                                              -------------
Total sq. ft. as of September 30, 2001                           1,175,313
                                                              =============

---------------------------------------------------------------------------

                         DETAIL OF TRANSACTION ACTIVITY
                         ------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                          SQ. FT.
                                                                      RENEWED AND                                LEASING COSTS
                                # OF                   SQ. FT. NEW          OTHER      WTD. AVG.      WTD. AVG.    PER SQ. FT.
STATE                   TRANSACTIONS  TOTAL SQ. FT.         LEASES    RETAINED(d)    TERM (YRS.)      BASE RENT   PER YEAR(e)
-------------------------------------------------------------------------------------------------------------------------------

New Jersey                   2                9,011          7,265          1,746       4.6          $25.94          $2.09
Texas                        1                9,403              -          9,403       4.2          $18.67              -
California                   2               11,781          6,263          5,518       5.0          $22.20          $2.78
                        -------------------------------------------------------------------------------------------------------

TOTALS                       5               30,195         13,528         16,667       4.6          $22.22          $2.31
                        ============= =========================================================================================

-------------------------------------------------------------------------------------------------------------------------------


(a) Unconsolidated Joint Venture Properties excludes a 369,682 square foot in-service development property in lease-up.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.
(d) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(e) Represents estimated workletter costs of $159,977 and commissions of $90,701 committed, but not necessarily expended, during the period for second generation space aggregating 23,932 square feet.




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                             MARKET DIVERSIFICATION
                             ----------------------

      The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:


                                                           ANNUALIZED             PERCENTAGE OF
                                                          BASE RENTAL                   COMPANY            TOTAL
                                                              REVENUE           ANNUALIZED BASE     PROPERTY SIZE    PERCENTAGE OF
MARKET (MSA)                                                ($)(a)(b)         RENTAL REVENUE (%)    RENTABLE AREA  RENTABLE AREA (%)
------------------------------------------------------- ----------------- ---------------------- ----------------- -----------------
New York, NY (Westchester-Rockland Counties)                85,317,974                    17.6          4,864,355          17.9
Bergen-Passaic, NJ                                          84,562,453                    17.4          4,530,091          16.7
Newark, NJ (Essex-Morris-Union Counties)                    81,725,777                    16.8          3,960,364          14.6
Jersey City, NJ                                             42,710,625                     8.8          2,094,470           7.7
Philadelphia, PA-NJ                                         40,553,674                     8.3          2,991,796          11.0
Denver, CO                                                  18,625,157                     3.8          1,193,185           4.4
Middlesex-Somerset-Hunterdon, NJ                            15,740,796                     3.2            791,051           2.9
Trenton, NJ (Mercer County)                                 14,576,099                     3.0            672,365           2.5
Dallas, TX                                                  14,228,855                     2.9            863,954           3.2
San Francisco, CA                                           12,835,361                     2.6            450,891           1.7
Washington, DC-MD-VA                                        12,638,284                     2.6            450,549           1.6
Stamford-Norwalk, CT                                         9,090,436                     1.9            527,250           1.9
Houston, TX                                                  8,052,078                     1.7            629,009           2.3
Monmouth-Ocean, NJ                                           7,489,716                     1.5            577,423           2.1
San Antonio, TX                                              7,193,992                     1.5            684,165           2.5
Nassau-Suffolk, NY                                           6,373,398                     1.3            292,849           1.1
Phoenix-Mesa, AZ                                             5,646,402                     1.2            416,967           1.5
Tampa-St. Petersburg-Clearwater, FL                          3,919,104                     0.8            297,429           1.1
Boulder-Longmont, CO                                         3,612,297                     0.7            270,421           1.0
Bridgeport, CT                                               3,170,791                     0.7            145,487           0.5
Colorado Springs, CO                                         2,926,633                     0.6            209,987           0.8
Dutchess County, NY                                          2,161,518                     0.5            118,727           0.4
Atlantic-Cape May, NJ                                        1,744,515                     0.4             80,344           0.3
Fort Worth-Arlington, TX                                     1,152,135                     0.2             74,429           0.3
------------------------------------------------------- ----------------- ---------------------- ----------------- ------------

Totals                                                     486,048,070                   100.0         27,187,558         100.0
======================================================= ================= ====================== ================= ============

(a) Annualized base rental revenue is based on actual September 2001 billings times 12. For leases whose rent commences after October 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical generally accepted accounting principles ("GAAP") results, historical results may differ from those set forth above.
(b) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.




--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                            INDUSTRY DIVERSIFICATION
                            ------------------------

The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:


                                                                ANNUALIZED            PERCENTAGE OF                  PERCENTAGE OF
                                                               BASE RENTAL                  COMPANY        SQUARE    TOTAL COMPANY
                                                                   REVENUE          ANNUALIZED BASE          FEET           LEASED
INDUSTRY CLASSIFICATION (a)                                       ($)(b)(c)        RENTAL REVENUE (%)      LEASED        SQ. FT.(%)
------------------------------------------------------------ -------------- ----------------------- -------------- -----------------
Securities, Commodity Contracts & Other Financial               57,160,695                  11.8        2,401,003             9.5
Manufacturing                                                   44,930,943                   9.2        2,615,130            10.3
Insurance Carriers & Related Activities                         33,254,381                   6.8        1,618,904             6.4
Computer System Design Svcs.                                    32,900,127                   6.8        1,703,691             6.7
Telecommunications                                              32,496,474                   6.7        1,744,008             6.9
Legal Services                                                  28,301,066                   5.8        1,226,670             4.9
Health Care & Social Assistance                                 21,001,948                   4.3        1,085,687             4.3
Credit Intermediation & Related Activities                      20,698,497                   4.3        1,184,339             4.7
Accounting/Tax Prep.                                            18,680,541                   3.8          809,785             3.2
Wholesale Trade                                                 18,296,037                   3.8        1,329,345             5.3
Other Professional                                              16,692,771                   3.4          911,534             3.6
Information Services                                            14,421,524                   3.0          661,517             2.6
Retail Trade                                                    14,360,929                   3.0          824,574             3.3
Publishing Industries                                           12,772,819                   2.6          568,124             2.2
Scientific Research/Development                                 11,285,757                   2.3          661,278             2.6
Arts, Entertainment & Recreation                                10,792,960                   2.2          720,573             2.9
Real Estate & Rental & Leasing                                   9,936,344                   2.1          487,923             1.9
Architectural/Engineering                                        9,917,105                   2.0          483,844             1.9
Other Services (except Public Administration)                    9,322,689                   1.9          688,081             2.7
Advertising/Related Services                                     8,455,680                   1.7          383,776             1.5
Transportation                                                   6,898,771                   1.4          463,893             1.8
Management of Companies & Finance                                6,574,771                   1.4          326,946             1.3
Management/Scientific                                            6,535,006                   1.3          296,429             1.2
Data Processing Services                                         5,522,926                   1.1          245,826             1.0
Construction                                                     5,077,648                   1.1          279,049             1.1
Utilities                                                        4,497,242                   0.9          207,188             0.8
Educational Services                                             4,358,780                   0.9          227,321             0.9
Specialized Design Services                                      3,737,440                   0.8          169,297             0.7
Public Administration                                            3,691,846                   0.8          190,883             0.8
Admin. & Support, Waste Mgt. & Remediation Svc.                  3,671,546                   0.8          263,172             1.0
Other                                                            9,802,807                   2.0          497,454             2.0
------------------------------------------------------------ -------------- ----------------------- -------------- -----------------

Totals                                                         486,048,070                 100.0       25,277,244           100.0
============================================================ ============== ======================= ============== =================

(a) The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)   Annualized base rental revenue is based on actual September billings times
      12. For leases whose rent commences after October 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(c) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                       CONSOLIDATED PORTFOLIO ANALYSIS (a)
                       -----------------------------------
                           (AS OF SEPTEMBER 30, 2001)

                        BREAKDOWN BY NUMBER OF PROPERTIES

                                 PROPERTY TYPE:
                                 -------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                    STAND-            MULTI-
                         % OF   OFFICE/  % OF   INDUSTRIAL/  % OF   ALONE   % OF      FAMILY     % OF    LAND   % OF    TOTALS  % OF
STATE           OFFICE  TOTAL     FLEX   TOTAL   WAREHOUSE   TOTAL  RETAIL  TOTAL  RESIDENTIAL  TOTAL  LEASES  TOTAL  BY STATE TOTAL
------------------------------------------------------------------------------------------------------------------------------------
New Jersey         71    27.3%    50      19.2%      --        --      --    --         --       --      1     0.4%     122    46.9%
New York           23     8.8%    39      15.0%       6       2.3%      2   0.8%         1      0.4%     2     0.8%      73    28.1%
Pennsylvania       13     5.0%    --       --        --        --      --    --         --       --     --      --       13     5.0%
Connecticut         3     1.2%     5       1.9%      --        --      --    --         --       --     --      --        8     3.1%
Wash., D.C./
   Maryland         3     1.2%    --       --        --        --      --    --         --       --     --                3     1.2%
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:     113    43.5%    94      36.1%       6       2.3%      2   0.8%         1      0.4%     3     1.2%     219    84.3%
------------------------------------------------------------------------------------------------------------------------------------

Texas              14     5.3%    --       --        --        --      --    --         --       --     --      --       14     5.3%
Arizona             3     1.2%    --       --        --        --      --    --         --       --     --      --        3     1.2%
California          2     0.8%    --       --        --        --      --    --         --       --     --      --        2     0.8%
Colorado           21     8.0%    --       --        --        --      --    --         --       --     --      --       21     8.0%
Florida             1     0.4%    --       --        --        --      --    --         --       --     --      --        1     0.4%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS
    BY TYPE:      154    59.2%    94      36.1%       6       2.3%      2   0.8%         1      0.4%     3     1.2%     260   100.0%
====================================================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                       CONSOLIDATED PORTFOLIO ANALYSIS(a)
                       ----------------------------------
                           (AS OF SEPTEMBER 30, 2001)

                           BREAKDOWN BY SQUARE FOOTAGE

                                 PROPERTY TYPE:
                                 -------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                    STAND-
                                % OF                 % OF  INDUSTRIAL/    % OF       ALONE          % OF   TOTALS BY       % OF
STATE                OFFICE    TOTAL  OFFICE/FLEX   TOTAL   WAREHOUSE    TOTAL      RETAIL         TOTAL       STATE      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
New Jersey       11,946,575    43.9%    2,277,531    8.4%          --       --           --          --   14,224,106      52.3%
New York          2,626,484     9.6%    2,244,747    8.3%     387,400     1.4%       17,300        0.1%    5,275,931      19.4%
Pennsylvania      1,473,798     5.4%           --      --          --       --           --          --    1,473,798       5.4%
Connecticut         399,737     1.5%      273,000    1.0%          --       --           --          --      672,737       2.5%
Wash., D.C./
   Maryland         450,549     1.7%           --      --          --       --           --          --      450,549       1.7%
--------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST     16,897,143    62.1%    4,795,278   17.7%     387,400     1.4%       17,300        0.1%   22,097,121      81.3%
--------------------------------------------------------------------------------------------------------------------------------

Texas             2,251,557     8.3%          --      --          --       --           --          --     2,251,557       8.3%
Arizona             416,967     1.5%          --      --          --       --           --          --       416,967       1.5%
California          450,891     1.7%          --      --          --       --           --          --       450,891       1.7%
Colorado          1,673,593     6.1%          --      --          --       --           --          --     1,673,593       6.1%
Florida             297,429     1.1%          --      --          --       --           --          --       297,429       1.1%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS
  BY TYPE:       21,987,580    80.8%    4,795,278   17.7%     387,400     1.4%       17,300        0.1%   27,187,558     100.0%
================================================================================================================================


(a) Excludes 9 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.


--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                       CONSOLIDATED PORTFOLIO ANALYSIS(a)
                       ----------------------------------
                         (YEAR ENDED SEPTEMBER 30, 2001)

                      BREAKDOWN BY BASE RENTAL REVENUE(b)
                             (DOLLARS IN THOUSANDS)

                                 PROPERTY TYPE:
                                 -------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          INDUST./             STAND-             MULTI-
                              % OF      OFFICE/   % OF      WARE-    % OF       ALONE     % OF    FAMILY         % OF        LAND
STATE               OFFICE    TOTAL      FLEX     TOTAL    HOUSE     TOTAL     RETAIL    TOTAL  RESIDENTIAL      TOTAL      LEASES
-----------------------------------------------------------------------------------------------------------------------------------

New Jersey         244,632    48.9%    17,684      3.5%        --        --        --       --           --         --         261
New York            57,244    11.4%    31,221      6.2%     3,715      0.7%       439     0.1%        2,510       0.5%         255
Pennsylvania        29,899     6.0%        --        --        --        --        --       --           --         --          --
Connecticut          8,845     1.8%     3,927      0.8%        --        --        --       --           --         --          --
Wash., D.C./
   Maryland         14,332     2.9%        --        --        --        --        --       --           --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:      354,952    71.0%    52,832     10.5%     3,715      0.7%       439     0.1%        2,510       0.5%         516
-----------------------------------------------------------------------------------------------------------------------------------

Texas               32,789     6.6%        --        --        --        --        --        --         --          --         --
Arizona              5,765     1.2%        --        --        --        --        --        --         --          --         --
California          15,700     3.1%        --        --        --        --        --        --         --          --         --
Colorado            27,132     5.4%        --        --        --        --        --        --         --          --         --
Florida              3,707     0.7%        --        --        --        --        --        --         --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS
   BY TYPE:        440,045    88.0%    52,832     10.5%     3,715      0.7%       439     0.1%        2,510       0.5%         516
===================================================================================================================================


-------------------------------------------------

                     % OF   TOTALS BY      % OF
STATE               TOTAL       STATE     TOTAL
-------------------------------------------------

New Jersey           0.1%     262,577      52.5%
New York             0.1%      95,384      19.0%
Pennsylvania           --      29,899       6.0%
Connecticut            --      12,772       2.6%
Wash., D.C./
   Maryland            --      14,332       2.9%
-------------------------------------------------
SUB-TOTAL
   NORTHEAST:        0.2%     414,964      83.0%
-------------------------------------------------

Texas                  --      32,789       6.6%
Arizona                --       5,765       1.2%
California             --      15,700       3.1%
Colorado               --      27,132       5.4%
Florida                --       3,707       0.7%
-------------------------------------------------
TOTALS
   BY TYPE:          0.2%     500,057     100.0%
=================================================


(a) Excludes 9 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.

(b) Total base rent for the twelve months ended September 30, 2001, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the twelve months ended September 30, 2001, amounts are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire twelve months ended September 30, 2001.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                       CONSOLIDATED PORTFOLIO ANALYSIS (a)
                       -----------------------------------
                           (AS OF SEPTEMBER 30, 2001)

                         BREAKDOWN BY PERCENTAGE LEASED

                                 PROPERTY TYPE:
                                 -------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                         WEIGHTED AVG.
STATE                           OFFICE       OFFICE/FLEX     INDUSTRIAL/WAREHOUSE  STAND-ALONE RETAIL       BY STATE
----------------------------------------------------------------------------------------------------------------------------
New Jersey                      96.3%           93.8%                 --                   --                95.9%
New York                        97.7%           97.9%               98.0%                100.0%              97.8%
Pennsylvania                    89.2%            --                   --                   --                89.2%
Connecticut                     95.8%           97.6%                 --                   --                96.5%
Washington, D.C./ Maryland      98.9%            --                   --                   --                98.9%
----------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL NORTHEAST             96.0%           95.9%               98.0%                100.0%              96.7%
----------------------------------------------------------------------------------------------------------------------------

Texas                           85.0%            --                   --                   --                85.0%
Arizona                        100.0%            --                   --                   --               100.0%
California                      97.6%            --                   --                   --                97.6%
Colorado                        93.0%            --                   --                   --                93.0%
Florida                         91.4%            --                   --                   --                91.4%
----------------------------------------------------------------------------------------------------------------------------

WEIGHTED AVG. BY TYPE:          94.7%           95.9%               98.0%                100.0%              95.1%
============================================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties. Also excludes two in-service development properties in lease-up, aggregating 405,254 square feet.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                                OFFICE PROPERTIES



                                                                                                   PERCENTAGE
                                                                                                OF TOTAL 2001
                                                             PERCENTAGE                               OFFICE,        2001
                                                        NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                   RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                                  YEAR         AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT    (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------

ATLANTIC COUNTY, NEW JERSEY
EGG HARBOR
100 Decadon Drive....................     1987       40,422         100.0                730             0.15      18.06
200 Decadon Drive....................     1991       39,922         100.0                732             0.15      18.34

BERGEN COUNTY, NEW JERSEY
FAIR LAWN
17-17 Route 208 North................     1987      143,000          99.9              3,260             0.66      22.82

FORT LEE
One Bridge Plaza.....................     1981      200,000          98.7              5,045             1.02      25.56
2115 Linwood Avenue..................     1981       68,000          99.7              1,659             0.33      24.47

LITTLE FERRY
200 Riser Road.......................     1974      286,628         100.0              2,018             0.41       7.04

MONTVALE
95 Chestnut Ridge Road...............     1975       47,700         100.0                568             0.11      11.91
135 Chestnut Ridge Road..............     1981       66,150         100.0              1,392             0.28      21.04

PARAMUS
15 East Midland Avenue...............     1988      259,823         100.0              6,730             1.36      25.90
461 From Road........................     1988      253,554          99.8              6,045             1.22      23.89
650 From Road........................     1978      348,510          97.1              6,053             1.22      17.89
140 Ridgewood Avenue ................     1981      239,680         100.0              5,342             1.08      22.29
61 South Paramus Avenue..............     1985      269,191         100.0              6,213             1.25      23.08

ROCHELLE PARK
120 Passaic Street...................     1972       52,000          99.6              1,438             0.29      27.76
365 West Passaic Street..............     1976      212,578          95.2              4,178             0.84      20.64

SADDLE RIVER
1 Lake Street........................  1973/94      474,801         100.0              7,465             1.50      15.72

UPPER SADDLE RIVER
10 Mountainview Road.................     1986      192,000          99.3              3,990             0.80      20.93

WOODCLIFF LAKE
400 Chestnut Ridge Road..............     1982       89,200         100.0              2,124             0.43      23.81
470 Chestnut Ridge Road..............     1987       52,500         100.0              1,192             0.24      22.70
530 Chestnut Ridge Road..............     1986       57,204         100.0              1,166             0.23      20.38
50 Tice Boulevard....................     1984      235,000          97.5              5,244             1.06      22.89
300 Tice Boulevard...................     1991      230,000          92.7              4,778             0.96      22.41

BURLINGTON COUNTY, NEW JERSEY
MOORESTOWN
224 Strawbridge Drive................     1984       74,000         100.0              1,460             0.29      19.73
228 Strawbridge Drive................     1984       74,000         100.0              1,434             0.29      19.38

ESSEX COUNTY, NEW JERSEY
MILLBURN
150 J.F. Kennedy Parkway.............     1980      247,476          96.4              6,441             1.30      27.00

ROSELAND
101 Eisenhower Parkway...............     1980      237,000          84.0              3,952             0.80      19.85
103 Eisenhower Parkway...............     1985      151,545          83.9              3,155             0.64      24.81



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                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                                OFFICE PROPERTIES
                                   (CONTINUED)


                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2001
                                                           PERCENTAGE                               OFFICE,        2001
                                                      NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                 RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                                YEAR         AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                               BUILT    (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
------------------------------------------------------------------------------------------------------------------------

105 Eisenhower Parkway (e) ............ 2001     220,000        50.9               3,499             0.70        31.24

HUDSON COUNTY, NEW JERSEY
JERSEY CITY
Harborside Financial Center Plaza 1.... 1983     400,000        99.0               3,339             0.67         8.43
Harborside Financial Center Plaza 2.... 1990     761,200       100.0              18,915             3.81        24.85
Harborside Financial Center Plaza 3.... 1990     725,600       100.0              18,029             3.63        24.85
Harborside Financial Center Plaza 4-A . 2000     207,670        88.7               5,237             1.05        29.93 (f)

MERCER COUNTY, NEW JERSEY
PRINCETON
103 Carnegie Center.................... 1984      96,000       100.0               2,304             0.46        24.00
100 Overlook Center ................... 1988     149,600       100.0               3,085             0.62        20.62
5 Vaughn Drive......................... 1987      98,500        95.0               2,333             0.47        24.93

MIDDLESEX COUNTY, NEW JERSEY
EAST BRUNSWICK
377 Summerhill Road.................... 1977      40,000       100.0                 373             0.08         9.33

PLAINSBORO
500 College Road East.................. 1984     158,235       100.0               3,131             0.63        19.79

SOUTH BRUNSWICK
3 Independence Way..................... 1983     111,300       100.0               2,184             0.44        19.62

WOODBRIDGE
581 Main Street........................ 1991     200,000       100.0               4,834             0.97        24.17

MONMOUTH COUNTY, NEW JERSEY
NEPTUNE
3600 Route 66.......................... 1989     180,000       100.0               2,410             0.49        13.39

WALL TOWNSHIP
1305 Campus Parkway.................... 1988      23,350        92.4                 378             0.08        17.52
1350 Campus Parkway.................... 1990      79,747        99.9               1,458             0.29        18.30

MORRIS COUNTY, NEW JERSEY
FLORHAM PARK
325 Columbia Turnpike.................. 1987     168,144       100.0               4,277             0.86        25.44

MORRIS PLAINS
250 Johnson Road....................... 1977      75,000       100.0               1,594             0.32        21.25
201 Littleton Road..................... 1979      88,369        80.3               1,850             0.37        26.07

MORRIS TOWNSHIP
340 Mt. Kemble Avenue.................. 1985     387,000       100.0               5,530             1.11        14.29

PARSIPPANY
4 Campus Drive (e)..................... 1983     147,475        86.8               3,361             0.68        26.26
6 Campus Drive (e)..................... 1983     148,291        98.4               3,897             0.78        26.71
7 Campus Drive......................... 1982     154,395       100.0               2,170             0.44        14.05
8 Campus Drive......................... 1987     215,265       100.0               5,632             1.13        26.16
2 Dryden Way........................... 1990       6,216       100.0                  70             0.01        11.26
4 Gatehall Drive....................... 1988     248,480        97.0               5,810             1.17        24.11
2 Hilton Court......................... 1991     181,592       100.0               4,715             0.95        25.96
600 Parsippany Road.................... 1978      96,000        74.8               1,856             0.37        25.85
1 Sylvan Way........................... 1989     150,557       100.0               3,514             0.71        23.34



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                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                                OFFICE PROPERTIES
                                   (CONTINUED)


                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2001
                                                           PERCENTAGE                               OFFICE,        2001
                                                      NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                 RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                               YEAR          AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                              BUILT     (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
------------------------------------------------------------------------------------------------------------------------

5 Sylvan Way......................    1989      151,383         100.0              3,991             0.80      26.36
7 Sylvan Way......................    1987      145,983         100.0              2,922             0.59      20.02

PASSAIC COUNTY, NEW JERSEY
CLIFTON
777 Passaic Avenue................    1983       75,000          95.8              1,299             0.26      18.08

TOTOWA
999 Riverview Drive...............    1988       56,066          65.0                953             0.19      26.15

WAYNE
201 Willowbrook Boulevard.........    1970      178,329          28.6              2,333             0.47      45.74

SOMERSET COUNTY, NEW JERSEY
BASKING RIDGE
222 Mt. Airy Road.................    1986       49,000         100.0                739             0.15      15.08
233 Mt. Airy Road.................    1987       66,000         100.0              1,177             0.24      17.83

BERNARDS
106 Allen Road....................    2000      132,010          66.7              1,623             0.33      25.85 (f)

BRIDGEWATER
721 Route 202/206.................    1989      192,741         100.0              4,379             0.88      22.72

UNION COUNTY, NEW JERSEY
CLARK
100 Walnut Avenue.................    1985      182,555         100.0              4,359             0.88      23.88

CRANFORD
6 Commerce Drive..................    1973       56,000          93.0              1,064             0.21      20.43
11 Commerce Drive (c).............    1981       90,000          95.6                983             0.20      11.42
12 Commerce Drive.................    1967       72,260          96.3                676             0.14       9.71
20 Commerce Drive.................    1990      176,600         100.0              4,285             0.86      24.26
65 Jackson Drive..................    1984       82,778         100.0              1,645             0.33      19.87

NEW PROVIDENCE
890 Mountain Road.................    1977       80,000         100.0              2,615             0.53      32.69

------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE                       11,946,575         96.3 (G)        244,632            49.26      21.25
------------------------------------------------------------------------------------------------------------------------

DUTCHESS COUNTY, NEW YORK
FISHKILL
300 South Lake Drive..............    1987      118,727          93.3              2,174             0.44      19.63

NASSAU COUNTY, NEW YORK
NORTH HEMPSTEAD
600 Community Drive...............    1983      237,274         100.0              5,365             1.08      22.61
111 East Shore Road...............    1980       55,575         100.0              1,518             0.31      27.31

ROCKLAND COUNTY, NEW YORK
SUFFERN
400 Rella Boulevard...............    1988      180,000         100.0              3,766             0.76      20.92


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                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                                OFFICE PROPERTIES
                                   (CONTINUED)



                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                            PERCENTAGE                                OFFICE,       2001
                                                     NET        LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                RENTABLE         AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                               YEAR         AREA       9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                              BUILT    (SQ. FT.)        (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
100 Clearbrook Road (c)...........      1975       60,000          96.8                877             0.18      15.10
101 Executive Boulevard...........      1971       50,000          83.8                952             0.19      22.72
555 Taxter Road...................      1986      170,554         100.0              4,033             0.81      23.65
565 Taxter Road...................      1988      170,554          90.3              3,641             0.73      23.64
570 Taxter Road...................      1972       75,000          94.2              1,577             0.32      22.32

HAWTHORNE
30 Saw Mill River Road............      1982      248,400         100.0              4,657             0.94      18.75
1 Skyline Drive...................      1980       20,400          99.0                363             0.07      17.97
2 Skyline Drive...................      1987       30,000          98.9                478             0.10      16.11
7 Skyline Drive...................      1987      109,000         100.0              2,234             0.45      20.50
17 Skyline Drive..................      1989       85,000         100.0              1,328             0.27      15.62

TARRYTOWN
200 White Plains Road.............      1982       89,000          77.0              1,662             0.33      24.25
220 White Plains Road.............      1984       89,000          99.4              2,086             0.42      23.58

WHITE PLAINS
1 Barker Avenue...................      1975       68,000          99.0              1,637             0.33      24.32
3 Barker Avenue...................      1983       65,300         100.0              1,224             0.25      18.74
50 Main Street....................      1985      309,000         100.0              8,047             1.62      26.04
11 Martine Avenue.................      1987      180,000         100.0              4,527             0.91      25.15
1 Water Street....................      1979       45,700          99.8              1,099             0.22      24.10

YONKERS
1 Executive Boulevard.............      1982      112,000         100.0              2,569             0.52      22.94
3 Executive Plaza.................      1987       58,000         100.0              1,430             0.29      24.66

--------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE                           2,626,484          97.7             57,244            11.54      22.31
--------------------------------------------------------------------------------------------------------------------------

CHESTER COUNTY, PENNSYLVANIA
BERWYN
1000 Westlakes Drive..............      1989       60,696          93.4              1,527             0.31      26.94
1055 Westlakes Drive..............      1990      118,487          52.0              1,263             0.25      20.50
1205 Westlakes Drive..............      1988      130,265          83.7              2,750             0.55      25.22
1235 Westlakes Drive..............      1986      134,902         100.0              3,294             0.66      24.42

DELAWARE COUNTY, PENNSYLVANIA
LESTER
100 Stevens Drive.................      1986       95,000         100.0              2,527             0.51      26.60
200 Stevens Drive.................      1987      208,000         100.0              5,478             1.10      26.34
300 Stevens Drive.................      1992       68,000          52.2              1,506             0.30      42.43

MEDIA
1400 Providence Road - Center I...      1986      100,000          91.4              1,876             0.38      20.53
1400 Providence Road - Center II..      1990      160,000          80.6              2,719             0.55      21.08



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                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                                OFFICE PROPERTIES
                                   (CONTINUED)



                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                             PERCENTAGE                                OFFICE,       2001
                                                        NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                   RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                                 YEAR          AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                BUILT     (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------

MONTGOMERY COUNTY, PENNSYLVANIA
LOWER PROVIDENCE
1000 Madison Avenue..................   1990      100,700         100.0              1,708             0.34      16.96

PLYMOUTH MEETING
1150 Plymouth Meeting Mall...........   1970      167,748          97.3              2,851             0.58      17.47
Five Sentry Parkway East.............   1984       91,600         100.0              1,601             0.32      17.48
Five Sentry Parkway West.............   1984       38,400         100.0                799             0.16      20.81

--------------------------------------------------------------------------------------------------------------------------
TOTAL PENNSYLVANIA OFFICE                       1,473,798          89.2             29,899             6.01      22.74
--------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
GREENWICH
500 West Putnam Avenue...............   1973      121,250          96.0              3,021             0.61      25.95

NORWALK
40 Richards Avenue...................   1985      145,487          91.7              3,315             0.67      24.85

SHELTON
1000 Bridgeport Avenue...............   1986      133,000         100.0              2,509             0.51      18.86

--------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE                          399,737          95.8              8,845             1.79      23.11
--------------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C.
1201 Connecticut Avenue, NW..........   1940      169,549         100.0              5,617             1.13      33.13
1400 L Street, NW....................   1987      159,000         100.0              6,259             1.26      39.36

--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRICT OF COLUMBIA OFFICE                 328,549         100.0             11,876             2.39      36.15
--------------------------------------------------------------------------------------------------------------------------

PRINCE GEORGE'S COUNTY, MARYLAND
LANHAM
4200 Parliament Place................   1989      122,000          96.0              2,456             0.49      20.97

--------------------------------------------------------------------------------------------------------------------------
TOTAL MARYLAND OFFICE                             122,000          96.0              2,456             0.49      20.97
--------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS
SAN ANTONIO
200 Concord Plaza Drive..............   1986      248,700          86.4              4,659             0.94      21.68
84 N.E. Loop 410.....................   1971      187,312          90.9              2,602             0.52      15.28
111 Soledad..........................   1918      248,153          47.9              2,249             0.45      18.92

COLLIN COUNTY, TEXAS
PLANO
555 Republic Place...................   1986       97,889          94.6              1,294             0.26      13.97



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                                OFFICE PROPERTIES
                                   (CONTINUED)



                                                                                                   PERCENTAGE
                                                                                                OF TOTAL 2001
                                                             PERCENTAGE                               OFFICE,        2001
                                                        NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                   RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                                  YEAR         AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT    (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------

DALLAS COUNTY, TEXAS
DALLAS
3030 LBJ Freeway (c)................      1984      367,018          91.9              6,799             1.37      20.16
3100 Monticello.....................      1984      173,837          94.6              2,746             0.55      16.70

IRVING
2300 Valley View....................      1985      142,634          93.6              2,398             0.48      17.96

RICHARDSON
1122 Alma Road......................      1977       82,576         100.0                607             0.12       7.35

HARRIS COUNTY, TEXAS
HOUSTON
5225 Katy Freeway...................      1983      112,213          97.0              1,560             0.31      14.33
5300 Memorial.......................      1982      155,099          78.3              2,361             0.48      19.44
1717 St. James Place................      1975      109,574          93.6              1,467             0.30      14.30
1770 St. James Place................      1973      103,689          70.6              1,208             0.24      16.50
10497 Town & Country Way............      1981      148,434          81.5              1,766             0.36      14.60

TARRANT COUNTY, TEXAS
EULESS
150 West Parkway....................      1984       74,429          98.1              1,073             0.22      14.70

--------------------------------------------------------------------------------------------------------------------------
TOTAL TEXAS OFFICE                                2,251,557          85.0             32,789             6.60      17.13
--------------------------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA
GLENDALE
5551 West Talavi Boulevard..........      1991      181,596         100.0              1,730             0.35       9.53

PHOENIX
19640 North 31st Street.............      1990      124,171         100.0              1,615             0.33      13.01

SCOTTSDALE
9060 E. Via Linda Boulevard.........      1984      111,200         100.0              2,420             0.49      21.76

--------------------------------------------------------------------------------------------------------------------------
TOTAL ARIZONA OFFICE                                416,967         100.0              5,765             1.17      13.83
--------------------------------------------------------------------------------------------------------------------------

ARAPAHOE COUNTY, COLORADO
AURORA
750 South Richfield Street..........      1997      108,240         100.0              2,911             0.59      26.89

DENVER
400 South Colorado Boulevard........      1983      125,415          98.6              2,267             0.46      18.33

ENGLEWOOD
9359 East Nichols Avenue............      1997       72,610         100.0                903             0.18      12.44
5350 South Roslyn Street............      1982       63,754         100.0              1,223             0.25      19.18

BOULDER COUNTY, COLORADO
BROOMFIELD
105 South Technology Court..........      1997       37,574         100.0                553             0.11      14.72
303 South Technology Court-A........      1997       34,454         100.0                401             0.08      11.64
303 South Technology Court-B........      1997       40,416         100.0                470             0.09      11.63


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                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                                OFFICE PROPERTIES
                                   (CONTINUED)


                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                             PERCENTAGE                               OFFICE,        2001
                                                        NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                   RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                                  YEAR         AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT    (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------

LOUISVILLE
248 Centennial Parkway...............    1996       39,266         100.0                508             0.10      12.94
1172 Century Drive...................    1996       49,566         100.0                642             0.13      12.95
285 Century Place....................    1997       69,145         100.0              1,087             0.22      15.72

DENVER COUNTY, COLORADO
DENVER
3600 South Yosemite..................    1974      133,743         100.0              1,283             0.26       9.59

DOUGLAS COUNTY, COLORADO
ENGLEWOOD
8181 East Tufts Avenue (e)...........    2001      185,254          67.4              3,299             0.66      26.42
400 Inverness Drive..................    1997      111,608          73.1              2,492             0.50      30.54
67 Inverness Drive East..............    1996       54,280          69.2                608             0.12      16.19
384 Inverness Drive South............    1985       51,523          92.7                792             0.16      16.58
5975 South Quebec Street.............    1996      102,877          49.1              2,185             0.44      43.26

PARKER
9777 Mount Pyramid Court.............    1995      120,281         100.0              1,323             0.27      11.00

EL PASO COUNTY, COLORADO
COLORADO SPRINGS
8415 Explorer........................    1998       47,368         100.0                612             0.12      12.92
1975 Research Parkway................    1997      115,250         100.0              1,787             0.36      15.51
2375 Telstar Drive...................    1998       47,369         100.0                611             0.12      12.90

JEFFERSON COUNTY, COLORADO
LAKEWOOD
141 Union Boulevard..................    1985       63,600         100.0              1,175             0.24      18.47

--------------------------------------------------------------------------------------------------------------------------
TOTAL COLORADO OFFICE                            1,673,593          93.0(g)          27,132             5.46      17.44
--------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA
SAN FRANCISCO
795 Folsom Street....................    1977      183,445         100.0              7,160             1.44      39.03
760 Market Street....................    1908      267,446          96.0              8,540             1.72      33.26

--------------------------------------------------------------------------------------------------------------------------
TOTAL CALIFORNIA OFFICE                            450,891          97.6             15,700             3.16      35.67
--------------------------------------------------------------------------------------------------------------------------

HILLSBOROUGH COUNTY, FLORIDA
TAMPA
501 Kennedy Boulevard................    1982      297,429          91.4              3,707             0.75      13.64

--------------------------------------------------------------------------------------------------------------------------
TOTAL FLORIDA OFFICE                               297,429          91.4              3,707             0.75      13.64
--------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE PROPERTIES                         21,987,580          94.7(g)         440,045            88.62      21.14
==========================================================================================================================



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                             OFFICE/FLEX PROPERTIES


                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                             PERCENTAGE                               OFFICE,        2001
                                                        NET      LEASED                2001      OFFICE/FLEX      AVERAGE
                                                   RENTABLE       AS OF                BASE   AND INDUSTRIAL/   BASE RENT
PROPERTY                                  YEAR         AREA     9/30/01                RENT        WAREHOUSE   PER SQ. FT.
LOCATION                                 BUILT    (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------

BURLINGTON COUNTY, NEW JERSEY
BURLINGTON
3 Terri Lane.........................     1991       64,500       52.4                324             0.07          9.59
5 Terri Lane.........................     1992       74,555       82.2                514             0.10          8.39

MOORESTOWN
2 Commerce Drive.....................     1986       49,000      100.0                363             0.07          7.41
101 Commerce Drive...................     1988       64,700      100.0                336             0.07          5.19
102 Commerce Drive...................     1987       38,400       87.5                185             0.04          5.51
201 Commerce Drive...................     1986       38,400      100.0                202             0.04          5.26
202 Commerce Drive...................     1988       51,200      100.0                268             0.05          5.23
1 Executive Drive....................     1989       20,570      100.0                206             0.04         10.01
2 Executive Drive ...................     1988       60,800       75.5                407             0.08          8.87
101 Executive Drive..................     1990       29,355      100.0                222             0.04          7.56
102 Executive Drive..................     1990       64,000       90.0                333             0.07          5.78
225 Executive Drive..................     1990       50,600      100.0                311             0.06          6.15
97 Foster Road.......................     1982       43,200      100.0                188             0.04          4.35
1507 Lancer Drive....................     1995       32,700      100.0                139             0.03          4.25
1510 Lancer Drive....................     1998       88,000      100.0                370             0.07          4.20
1245 North Church Street (e).........     1998       52,810      100.0                377             0.08          7.13
1247 North Church Street (e).........     1998       52,790      100.0                461             0.09          8.73
1256 North Church Street.............     1984       63,495      100.0                197             0.04          3.10
840 North Lenola Road................     1995       38,300       82.6                234             0.05          7.40
844 North Lenola Road................     1995       28,670      100.0                216             0.04          7.53
915 North Lenola Road................     1998       52,488      100.0                282             0.06          5.37
2 Twosome Drive (e) .................     2000       48,600      100.0                390             0.08          8.02
30 Twosome Drive.....................     1997       39,675      100.0                225             0.05          5.67
31 Twosome Drive (e).................     1998       84,200      100.0                440             0.09          5.23
40 Twosome Drive.....................     1996       40,265       93.4                242             0.05          6.43
41 Twosome Drive (e).................     1998       43,050       89.2                314             0.06          8.17
50 Twosome Drive.....................     1997       34,075      100.0                258             0.05          7.57

WEST DEPTFORD
1451 Metropolitan Drive..............     1996       21,600      100.0                148             0.03          6.85

MERCER COUNTY, NEW JERSEY
HAMILTON TOWNSHIP
100 Horizon Drive....................     1989       13,275      100.0                190             0.04         14.31
200 Horizon Drive....................     1991       45,770      100.0                515             0.10         11.25
300 Horizon Drive....................     1989       69,780      100.0              1,050             0.21         15.05
500 Horizon Drive....................     1990       41,205      100.0                290             0.06          7.04

MONMOUTH COUNTY, NEW JERSEY
WALL TOWNSHIP
1325 Campus Parkway..................     1988       35,000      100.0                472             0.10         13.49
1340 Campus Parkway..................     1992       72,502      100.0                846             0.17         11.67
1345 Campus Parkway..................     1995       76,300      100.0                732             0.15          9.59
1433 Highway 34......................     1985       69,020       91.0                713             0.14         11.35
1320 Wyckoff Avenue..................     1986       20,336      100.0                176             0.04          8.65
1324 Wyckoff Avenue..................     1987       21,168      100.0                207             0.04          9.78


--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                             OFFICE/FLEX PROPERTIES
                                   (CONTINUED)



                                                                                                   PERCENTAGE
                                                                                                OF TOTAL 2001
                                                             PERCENTAGE                               OFFICE,        2001
                                                        NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                   RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                                  YEAR         AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT    (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------

PASSAIC COUNTY, NEW JERSEY
TOTOWA
1 Center Court.......................    1999       38,961       100.0                279             0.06         7.16
2 Center Court.......................    1998       30,600        99.3                346             0.07        11.39
11 Commerce Way......................    1989       47,025       100.0                520             0.10        11.06
20 Commerce Way......................    1992       42,540        75.9                401             0.08        12.42
29 Commerce Way......................    1990       48,930       100.0                347             0.07         7.09
40 Commerce Way......................    1987       50,576       100.0                497             0.10         9.83
45 Commerce Way......................    1992       51,207       100.0                506             0.10         9.88
60 Commerce Way......................    1988       50,333        71.3                508             0.10        14.16
80 Commerce Way......................    1996       22,500       100.0                282             0.06        12.53
100 Commerce Way.....................    1996       24,600       100.0                309             0.06        12.56
120 Commerce Way.....................    1994        9,024       100.0                 87             0.02         9.64
140 Commerce Way.....................    1994       26,881        99.5                259             0.05         9.68

--------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE/FLEX                     2,277,531        94.9             17,684             3.56         8.18
--------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
11 Clearbrook Road...................    1974       31,800       100.0                365             0.07        11.48
75 Clearbrook Road...................    1990       32,720       100.0                816             0.16        24.94
150 Clearbrook Road..................    1975       74,900       100.0              1,066             0.21        14.23
175 Clearbrook Road..................    1973       98,900        98.5              1,483             0.30        15.22
200 Clearbrook Road..................    1974       94,000        99.8              1,207             0.24        12.87
250 Clearbrook Road..................    1973      155,000        94.5              1,333             0.27         9.10
50 Executive Boulevard...............    1969       45,200        75.8                296             0.06         8.64
77 Executive Boulevard...............    1977       13,000        55.4                132             0.03        18.33
85 Executive Boulevard...............    1968       31,000        99.4                419             0.08        13.60
300 Executive Boulevard..............    1970       60,000        99.7                625             0.13        10.45
350 Executive Boulevard..............    1970       15,400        98.8                260             0.05        17.09
399 Executive Boulevard..............    1962       80,000       100.0                966             0.19        12.08
400 Executive Boulevard..............    1970       42,200       100.0                654             0.13        15.50
500 Executive Boulevard..............    1970       41,600       100.0                637             0.13        15.31
525 Executive Boulevard..............    1972       61,700       100.0                903             0.18        14.64
1 Westchester Plaza..................    1967       25,000       100.0                308             0.06        12.32
2 Westchester Plaza..................    1968       25,000       100.0                450             0.09        18.00
3 Westchester Plaza..................    1969       93,500       100.0              1,298             0.26        13.88
4 Westchester Plaza..................    1969       44,700        99.8                628             0.13        14.08
5 Westchester Plaza..................    1969       20,000       100.0                275             0.06        13.75
6 Westchester Plaza..................    1968       20,000       100.0                308             0.06        15.40
7 Westchester Plaza..................    1972       46,200       100.0                651             0.13        14.09
8 Westchester Plaza..................    1971       67,200        99.6                868             0.17        12.97



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                             OFFICE/FLEX PROPERTIES
                                   (CONTINUED)



                                                                                                   PERCENTAGE
                                                                                                OF TOTAL 2001
                                                             PERCENTAGE                               OFFICE,        2001
                                                        NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                   RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                                  YEAR         AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT    (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
-------------------------------------------------------------------------------------------------------------------------

HAWTHORNE
200 Saw Mill River Road..............    1965       51,100          94.7                650             0.13      13.43
4 Skyline Drive......................    1987       80,600         100.0              1,341             0.27      16.64
5 Skyline Drive (e)..................    1980      124,022         100.0              1,624             0.33      13.09
6 Skyline Drive (e)..................    1980       44,155         100.0                692             0.14      15.68
8 Skyline Drive......................    1985       50,000          98.9                900             0.18      18.20
10 Skyline Drive.....................    1985       20,000         100.0                285             0.06      14.25
11 Skyline Drive.....................    1989       45,000         100.0                716             0.14      15.91
12 Skyline Drive.....................    1999       46,850         100.0                806             0.16      17.20
15 Skyline Drive.....................    1989       55,000         100.0                927             0.19      16.85

YONKERS
100 Corporate Boulevard..............    1987       78,000          98.2              1,405             0.28      18.34
200 Corporate Boulevard South........    1990       84,000          99.8              1,378             0.28      16.44
4 Executive Plaza....................    1986       80,000          99.0                908             0.18      11.46
6 Executive Plaza....................    1987       80,000         100.0              1,176             0.24      14.70
1 Odell Plaza........................    1980      106,000          87.7              1,222             0.25      13.15
5 Odell Plaza........................    1983       38,400          99.6                584             0.12      15.27
7 Odell Plaza........................    1984       42,600          99.6                659             0.13      15.53

-------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE/FLEX                       2,244,747          97.9             31,221             6.27      14.20
-------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
STAMFORD
419 West Avenue......................    1986       88,000          99.7              1,366             0.28      15.57
500 West Avenue......................    1988       25,000          74.9                395             0.08      21.09
550 West Avenue......................    1990       54,000         100.0                785             0.16      14.54
600 West Avenue......................    1999       66,000         100.0                826             0.17      12.52
650 West Avenue......................    1998       40,000         100.0                555             0.11      13.88

-------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE/FLEX                      273,000          97.6              3,927             0.80      14.74
-------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE/FLEX PROPERTIES                     4,795,278          96.5             52,832            10.63      11.42
=========================================================================================================================



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                                PROPERTY LISTING
                                ----------------

                         INDUSTRIAL/WAREHOUSE PROPERTIES



                                                                                                   PERCENTAGE
                                                                                                OF TOTAL 2001
                                                             PERCENTAGE                               OFFICE,        2001
                                                        NET      LEASED                 2001      OFFICE/FLEX     AVERAGE
                                                   RENTABLE       AS OF                 BASE  AND INDUSTRIAL/   BASE RENT
PROPERTY                                  YEAR         AREA     9/30/01                 RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT    (SQ. FT.)      (%)(a)         ($000)(b)(c)    BASE RENT (%)    ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
1 Warehouse Lane.......................  1957        6,600        100.0                 67             0.01      10.15
2 Warehouse Lane.......................  1957       10,900         96.3                137             0.03      13.05
3 Warehouse Lane.......................  1957       77,200        100.0                290             0.06       3.76
4 Warehouse Lane.......................  1957      195,500         97.4              1,939             0.39      10.18
5 Warehouse Lane.......................  1957       75,100         97.1                771             0.16      10.57
6 Warehouse Lane.......................  1982       22,100        100.0                511             0.10      23.12

--------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/WAREHOUSE PROPERTIES              387,400         98.0              3,715             0.75       9.78
--------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                                     27,170,258        95.1            496,592            100.0      19.23
==========================================================================================================================



(a)      Based on all leases in effect as of September 30, 2001.

(b) Total base rent for 12 months ended September 30, 2001, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)      Excludes space leased by the Company.

(d) Base rent for the 12 months ended September 30, 2001 divided by net rentable square feet leased at September 30, 2001. For those properties acquired or placed in service during the 12 months ended September 30, 2001, amounts are annualized.

(e) As this property was acquired or placed in service by the Company during the 12 months ended September 30, 2001, the amounts represented for base rent are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire 12 months ended September 30, 2001.

(f)      Calculation based on square feet in service as of September 30, 2001.

(g) Weighted average percent leased excludes in-service development properties in lease-up.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                               SIGNIFICANT TENANTS
                               -------------------

The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of September 30, 2001, based upon annualized base rents:


                                                                          PERCENTAGE OF
                                                      ANNUALIZED                COMPANY      SQUARE           PERCENTAGE     YEAR OF
                                      NUMBER OF      BASE RENTAL        ANNUALIZED BASE        FEET        TOTAL COMPANY       LEASE
                                     PROPERTIES   REVENUE ($)(a)     RENTAL REVENUE (%)      LEASED    LEASED SQ. FT.(%)  EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services                       2         9,819,455                    2.0     395,955                 1.6      2007(b)
Donaldson, Lufkin & Jenrette
  Securities Corp.                           1         8,316,096                    1.7     271,953                 1.1      2011
AT&T Corporation                             2         7,268,746                    1.5     450,278                 1.8      2009(c)
Keystone Mercy Health Plan                   2         6,911,796                    1.4     303,149                 1.2      2015
Prentice-Hall Inc.                           1         6,744,495                    1.4     474,801                 1.9      2014
IBM Corporation                              3         6,390,275                    1.3     361,688                 1.4      2007(d)
Nabisco Inc.                                 3         6,066,357                    1.2     340,746                 1.3      2006(e)
Toys `R' Us - NJ, Inc.                       1         5,342,672                    1.1     242,518                 1.0      2012
Waterhouse Securities, Inc.                  1         5,314,805                    1.1     184,222                 0.7      2015
American Institute of Certified
  Public Accountants                         1         4,981,357                    1.0     249,768                 1.0      2012
CMP Media Inc.                               1         4,817,298                    1.0     237,274                 0.9      2014
Allstate Insurance Company                   9         4,786,712                    1.0     224,321                 0.9      2009(f)
Prudential Insurance Co.                     4         4,652,890                    0.9     183,653                 0.7      2005(g)
Winston & Strawn                             1         4,390,930                    0.9     108,100                 0.4      2003
Dean Witter Trust Company                    1         4,319,507                    0.9     221,019                 0.9      2008
KPMG Peat Marwick, LLP                       2         3,824,080                    0.8     161,760                 0.6      2007(h)
Move.com Operations, Inc.                    1         3,796,680                    0.8      94,917                 0.4      2006
Regus Business Centre Corp.                  3         3,671,129                    0.8     107,608                 0.4      2011(i)
Bank of Tokyo - Mitsubishi Ltd.              1         3,378,924                    0.7     137,076                 0.6      2009
BT Harborside                                1         3,272,500                    0.7     385,000                 1.5      2003
------------------------------------------------------------------------------------------------------------------------------------

Totals                                               108,066,704                   22.2   5,135,806                20.3
====================================================================================================================================

(a) Annualized base rental revenue is based on actual September 2001 billings times 12. For leases whose rent commences after October 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(b) 12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.
(c)      63,278 square feet expire May 2004; 387,000 square feet expire January
         2009.
(d) 28,289 square feet expire January 2002; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.
(e) 300,378 square feet expire December 2005; 40,368 square feet expire March 2006.
(f) 18,882 square feet expire April 2003; 4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 31,143 square feet expire April 2008; 11,500 square feet expire April 2009.
(g) 24,867 square feet expire October 2001; 55,219 square feet expire July 2002; 25,520 square feet expire September 2002; 11,451 square feet expire November 2002; 66,596 square feet expire May 2005.
(h) 104,556 square feet expire September 2002; 57,204 square feet expire July 2007.
(i) 27,803 square feet expire January 2011; 38,930 square feet expire April 2011; 40,875 square feet expire June 2011.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

SCHEDULE OF LEASE EXPIRATIONS
                          -----------------------------

                           ALL CONSOLIDATED PROPERTIES

The following table sets forth a schedule of the lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning October 1, 2001, assuming that none of the tenants exercise renewal options:


                                                                                                    AVERAGE ANNUAL
                                                             PERCENTAGE OF                            RENT PER NET
                                         NET RENTABLE         TOTAL LEASED          ANNUALIZED            RENTABLE     PERCENTAGE OF
                                         AREA SUBJECT          SQUARE FEET         BASE RENTAL         SQUARE FOOT       ANNUAL BASE
                             NUMBER OF    TO EXPIRING       REPRESENTED BY       REVENUE UNDER         REPRESENTED        RENT UNDER
YEAR OF                         LEASES         LEASES             EXPIRING            EXPIRING         BY EXPIRING          EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)       LEASES (%) (b)       LEASES ($)(c)          LEASES (%)        LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2001                               113        570,016                  2.3         9,447,279             16.57                2.0

2002                               493      2,750,094                 10.9        48,948,371             17.80               10.1

2003                               495      3,882,385                 15.4        69,139,812             17.81               14.2

2004                               396      2,284,500                  9.0        43,376,665             18.99                8.9

2005                               359      3,078,030                 12.2        58,607,380             19.04               12.1

2006                               326      2,857,436                 11.3        57,922,094             20.27               11.9

2007                               124      1,981,799                  7.8        41,907,865             21.15                8.6

2008                                88      1,404,892                  5.6        24,715,599             17.59                5.1

2009                                52      1,302,605                  5.1        24,168,972             18.55                5.0

2010                                85      1,222,609                  4.8        23,850,268             19.51                4.9

2011                                56      1,313,208                  5.2        32,269,677             24.57                6.6

2012 and thereafter                 52      2,629,670                 10.4        51,694,088             19.66               10.6
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                        2,639     25,277,244(d)             100.0       486,048,070             19.23              100.0
====================================================================================================================================


(a) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)      Excludes all unleased space as of September 30, 2001.
(c) Annualized base rental revenue is based on actual September 2001 billings times 12. For leases whose rent commences after October 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(d) Reconciliation to Company's total net rentable square footage is as follows:


                                                                     SQUARE FEET

Square footage leased to commercial tenants                           25,277,244
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
 service tenants and occupancy adjustments                               429,692
Square footage unleased                                                1,480,622
                                                                      ----------
Total net rentable square footage (does not include
 residential, land lease, retail or not-in-service properties)        27,187,558
                                                                      ==========


--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                          SCHEDULE OF LEASE EXPIRATIONS
                          -----------------------------

                                OFFICE PROPERTIES

The following table sets forth a schedule of the lease expirations for the office properties beginning October 1, 2001, assuming that none of the tenants exercise renewal options:


                                                                                                    AVERAGE ANNUAL
                                                             PERCENTAGE OF                            RENT PER NET
                                         NET RENTABLE         TOTAL LEASED          ANNUALIZED            RENTABLE     PERCENTAGE OF
                                         AREA SUBJECT          SQUARE FEET         BASE RENTAL         SQUARE FOOT       ANNUAL BASE
                             NUMBER OF    TO EXPIRING       REPRESENTED BY       REVENUE UNDER         REPRESENTED        RENT UNDER
YEAR OF                         LEASES         LEASES             EXPIRING            EXPIRING         BY EXPIRING          EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)       LEASES (%) (b)       LEASES ($)(c)          LEASES (%)        LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2001                             91         398,730                   2.0         7,887,419              19.78                1.8

2002                            386       1,953,196                   9.6        40,784,974              20.88                9.5

2003                            404       3,115,920                  15.4        61,642,749              19.78               14.4

2004                            324       1,621,574                   8.0        35,867,626              22.12                8.4

2005                            286       2,438,655                  12.0        51,188,391              20.99               12.0

2006                            274       2,315,528                  11.4        50,709,564              21.90               11.9

2007                            110       1,715,242                   8.5        38,441,258              22.41                9.0

2008                             74       1,109,754                   5.5        21,960,901              19.79                5.1

2009                             33       1,106,934                   5.5        21,594,131              19.51                5.0

2010                             56         840,313                   4.2        17,965,805              21.38                4.2

2011                             51       1,242,117                   6.1        31,303,331              25.20                7.3

2012 and thereafter              45       2,399,717                  11.8        48,825,717              20.35               11.4
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                     2,134      20,257,680                 100.0       428,171,866              21.14              100.0
====================================================================================================================================


(a) Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(b)      Excludes all unleased space as of September 30, 2001.
(c) Annualized base rental revenue is based on actual September 2001 billings times 12. For leases whose rent commences after October 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.



--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                          SCHEDULE OF LEASE EXPIRATIONS
                          -----------------------------

                             OFFICE/FLEX PROPERTIES

The following table sets forth a schedule of the lease expirations for the office/flex properties beginning October 1, 2001, assuming that none of the tenants exercise renewal options:


                                                                                                 AVERAGE ANNUAL
                                                             PERCENTAGE OF                         RENT PER NET
                                         NET RENTABLE         TOTAL LEASED       ANNUALIZED            RENTABLE     PERCENTAGE OF
                                         AREA SUBJECT          SQUARE FEET      BASE RENTAL         SQUARE FOOT       ANNUAL BASE
                             NUMBER OF    TO EXPIRING       REPRESENTED BY    REVENUE UNDER         REPRESENTED        RENT UNDER
YEAR OF                         LEASES         LEASES             EXPIRING         EXPIRING         BY EXPIRING          EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)       LEASES (%) (b)    LEASES ($)(c)          LEASES ($)        LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2001                           20         170,401                   3.7         1,550,840               9.10                2.9

2002                          102         741,011                  16.0         7,555,927              10.20               14.1

2003                           87         668,491                  14.5         6,988,325              10.45               13.0

2004                           62         453,506                   9.8         5,013,539              11.06                9.3

2005                           70         626,221                  13.5         7,237,113              11.56               13.5

2006                           52         541,908                  11.7         7,212,530              13.31               13.4

2007                           14         266,557                   5.8         3,466,607              13.01                6.5

2008                           14         295,138                   6.4         2,754,698               9.33                5.1

2009                           18         183,871                   4.0         2,468,641              13.43                4.6

2010                           29         382,296                   8.3         5,884,463              15.39               11.0

2011                            5          71,091                   1.5           966,346              13.59                1.8

2012 and thereafter             6         221,953                   4.8         2,603,371              11.73                4.8
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                     479       4,622,444                 100.0        53,702,400              11.62              100.0
====================================================================================================================================


(a) Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.
(b)      Excludes all unleased space as of September 30, 2001.
(c) Annualized base rental revenue is based on actual September 2001 billings times 12. For leases whose rent commences after October 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001

                          SCHEDULE OF LEASE EXPIRATIONS
                          -----------------------------

                         INDUSTRIAL/WAREHOUSE PROPERTIES

The following table sets forth a schedule of the lease expirations for the industrial/warehouse properties beginning October 1, 2001, assuming that none of the tenants exercise renewal options:



                                                                                                 AVERAGE ANNUAL
                                                             PERCENTAGE OF                         RENT PER NET
                                         NET RENTABLE         TOTAL LEASED       ANNUALIZED            RENTABLE     PERCENTAGE OF
                                         AREA SUBJECT          SQUARE FEET      BASE RENTAL         SQUARE FOOT       ANNUAL BASE
                             NUMBER OF    TO EXPIRING       REPRESENTED BY    REVENUE UNDER         REPRESENTED        RENT UNDER
YEAR OF                         LEASES         LEASES             EXPIRING         EXPIRING         BY EXPIRING          EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)       LEASES (%) (b)    LEASES ($)(c)          LEASES ($)        LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2001                           2             885                   0.2             9,020              10.19                0.2

2002                           5          55,887                  14.7           607,470              10.87               16.4

2003                           4          97,974                  25.8           508,738               5.19               13.7

2004                           9         200,120                  52.7         2,300,500              11.50               61.9

2005                           3          13,154                   3.5           181,876              13.83                4.9

2009                           1          11,800                   3.1           106,200               9.00                2.9
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                     24         379,820                 100.0         3,713,804               9.78              100.0
====================================================================================================================================


(a) Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)      Excludes all unleased space as of September 30, 2001.
(c) Annualized base rental revenue is based on actual September 2001 billings times 12. For leases whose rent commences after October 1, 2001, annualized base rent revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.


                          STAND-ALONE RETAIL PROPERTIES

The following table sets forth a schedule of the lease expirations for the stand-alone retail properties beginning October 1, 2001, assuming that none of the tenants exercise renewal options:



                                                                                                 AVERAGE ANNUAL
                                                             PERCENTAGE OF                         RENT PER NET
                                         NET RENTABLE         TOTAL LEASED       ANNUALIZED            RENTABLE     PERCENTAGE OF
                                         AREA SUBJECT          SQUARE FEET      BASE RENTAL         SQUARE FOOT       ANNUAL BASE
                             NUMBER OF    TO EXPIRING       REPRESENTED BY    REVENUE UNDER         REPRESENTED        RENT UNDER
YEAR OF                         LEASES         LEASES             EXPIRING         EXPIRING         BY EXPIRING          EXPIRING
EXPIRATION                EXPIRING (a)      (SQ. FT.)       LEASES (%) (b)    LEASES ($)(c)          LEASES ($)        LEASES (%)
------------------------------------------------------------------------------------------------------------------------------------
2004                          1             9,300                  53.8           195,000              20.97               42.4

2012                          1             8,000                  46.2           265,000              33.12               57.6
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted

  Average                     2            17,300                 100.0           460,000              26.59              100.0
====================================================================================================================================


(a)      Includes stand-alone retail property tenants only.
(b) Annualized base rental revenue is based on actual September 2001 billings times 12. For leases whose rent commences after October 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
         Supplemental Operating and Financial Data for the Quarter Ended
                               September 30, 2001


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